UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

JennisonDryden Opportunity Funds

(f/k/a Strategic Partners Opportunity Funds)

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 2/28/2009

Date of reporting period: 2/28/2009

Item 1 – Reports to Stockholders

FEBRUARY 28, 2009	ANNUAL REPORT

Jennison Select Growth Fund

FUND TYPE

Large and medium capitalization stocks

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Select Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Select Growth Fund

Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Select Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.83%; Class B, 2.53%; Class C, 2.53%; Class L, 2.03%; Class M, 2.53%; Class X, 2.53%; Class Z, 1.53%. Net operating expenses apply to: Class A, 1.78%; Class B, 2.53%; Class C, 2.53%; Class L, 2.03%; Class M, 2.53%; Class X, 2.53%; Class Z, 1.53%, after contractual reduction through 6/30/2009.

Cumulative Total Returns as of 2/28/09
	One Year	Five Years	Since Inception[1]
Class A	–31.48%	–17.53%	–50.60%
Class B	–32.01	–20.58	–53.70
Class C	–31.91	–20.45	–53.70
Class L	–31.67	N/A	–40.44
Class M	–32.01	N/A	–40.79
Class X	–32.01	N/A	–40.79
Class Z	–31.29	–16.53	–49.50
Russell 1000 Growth Index[2]	–40.03	–27.98	**
S&P 500 Index[3]	–43.29	–29.03	***
Lipper Large-Cap Growth Funds Avg.[4]	–40.78	–27.87	****

Average Annual Total Returns[5] as of 3/31/09
	One Year	Five Years	Since Inception[1]
Class A	–31.12%	–3.43%	–7.59%
Class B	–31.43	–3.26	–7.70
Class C	–28.44	–3.06	–7.70
Class L	–31.56	N/A	–30.23
Class M	–32.15	N/A	–30.24
Class X	–32.15	N/A	–30.24
Class Z	–26.96	–2.09	–6.76
Russell 1000 Growth Index[2]	–34.28	–4.38	**
S&P 500 Index[3]	–38.06	–4.76	***
Lipper Large-Cap Growth Funds Avg.[4]	–35.29	–4.69	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

2The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Class Z shares are not subject to a 12b-1 fee. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 2/28/09 are –55.91% for Class A, Class B, Class C, and Class Z; and –47.99% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 3/31/09 are –7.97% for Class A, Class B, Class C, and Class Z; and –33.05% for Class L, Class M, and Class X.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 2/28/09 are –39.45% for Class A, Class B, Class C, and Class Z; and –50.92% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 3/31/09 are –4.62% for Class A, Class B, Class C, and Class Z; and –35.80% for Class L, Class M, and Class X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 2/28/09 are –48.68% for Class A, Class B, Class C, and Class Z; and –49.23% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/08 are –6.79% for Class A, Class B, Class C, and Class Z; and –34.42% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 2/28/09
Gilead Sciences, Inc., Biotechnology	6.8%
Google, Inc. (Class A Shares), Internet Software & Services	5.5
Baxter International, Inc., Healthcare Equipment & Supplies	4.0
Amazon.com, Inc., Internet & Catalog Retail	3.9
QUALCOMM, Inc., Communications Equipment	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/09
Biotechnology	15.1%
Communications Equipment	9.6
Healthcare Equipment & Supplies	6.9
Pharmaceuticals	6.4
Internet Software & Services	5.5

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Select Growth Fund’s Class A shares returned –31.48% for the 12 months ended February 28, 2009. The Fund’s return outperformed the –40.03% return of the benchmark Russell 1000® Growth Index (the Index), the –43.29% return of the style neutral S&P 500 Index, and the –40.78% return of the Lipper Large-Cap Growth Funds Average.

Every sector in the Index fell, with declines in financials, energy, materials, and industrials approaching or exceeding 50%. Declines in the consumer staples and healthcare sectors, although smaller, still exceeded 20%. The Fund outperformed the Index by a significant margin. This relative outperformance was largely attributable to an overweight position in healthcare, an underweight stance in industrials, and strong stock selection in consumer discretionary, financials, materials, and healthcare. Stock selection in information technology, consumer staples, and energy hurt relative performance.

What was the market environment like for growth stocks?

The fiscal year that began on March 1, 2008, was a difficult time for all equity styles and sectors. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. In September of 2008, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac, and the Federal Reserve (the Fed) bailed out American International Group (AIG), one of the world’s largest insurance companies. In that same month, Lehman Brothers Holdings failed and some of its North American businesses were purchased by Barclays Capital Inc., while Merrill Lynch was acquired by Bank of America. Commercial bank Washington Mutual Inc. failed and the bulk of its businesses were sold to J.P. Morgan Chase & Co. Wachovia Corp. also sought a buyer in September and the commercial bank was sold the following month to Wells Fargo & Co. Meanwhile, Goldman Sachs and Morgan Stanley converted to commercial banks in September, signaling the end of the era of traditional investment banking on Wall Street.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Fed presided over efforts to resuscitate credit markets and stabilize the financial system. Toward the end of 2008, financial market liquidity conditions showed some improvement from the panicked conditions of the fall, but this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend. The ongoing correction in the housing market, asset deflation, rising unemployment, and sluggish production and consumption increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the economy. U.S. gross domestic product (GDP) in 2008’s fourth quarter declined 6.2%, the sharpest quarterly contraction since 1982. Inflation worries

Jennison Select Growth Fund	5

Strategy and Performance Overview (continued)

dissipated, as commodity prices fell sharply. Crude oil closed the Fund’s fiscal year around $40.00 per barrel, leading to a five-year low in U.S. gasoline prices. In an effort to stimulate growth, the Federal Open Market Committee (FOMC) lowered the target federal funds rate from 2.25% in March 2008 to a record low of zero to 0.25% in December. Corporations across the globe offered cautious outlooks for 2009. Significant cost-savings plans were announced, including both workforce reductions and cuts in capital expenditures. The incoming Obama administration moved quickly to develop and implement plans designed to revive the U.S. financial system, stimulate economic growth, and support the housing market, including a $787 billion economic stimulus package and a plan to help millions of homeowners refinance their mortgages or avert foreclosure. Treasury Secretary Geithner proposed a plan that would involve private sector investment in troubled assets, enhance efforts to expand the flow of new lending, and provide banks with additional capital to lend.

Which holdings made the largest positive contributions to the Fund’s return?

In the consumer discretionary sector, Amazon.com advanced after posting its biggest holiday season ever, attracting shoppers when other retailers were reeling from the brunt of the recession. As the world’s largest online retailer, Amazon’s results reflect the ongoing secular, or long-term, shift toward e-commerce and the company’s continued gains in market share.

In healthcare, Genentech benefited as the Food and Drug Administration approved use of its best-selling lung and colorectal cancer drug Avastin in the treatment of advanced breast cancer. Shares of the biotechnology leader got an additional boost when its majority shareholder, Roche, offered to acquire the remaining interest in Genentech that it doesn’t already own at a premium to the prevailing market price.

Visa was a notable performer in information technology. The company, which operates the world’s largest consumer payment system, is benefiting from the secular shift from paper money to electronic credit/debit transactions. Visa posted solid transaction volumes even as consumer spending softened.

Which holdings detracted most from the Fund’s return?

Oil services company Schlumberger, like most other energy companies, declined as the economic slowdown depressed energy prices, and threatened exploration and production projects.

In industrials, ABB, a leading provider of power and automation technologies had been benefitting from booming global markets. However, the financial crisis and global slowdown raised concerns that significant infrastructure investments would be

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curtailed and that falling commodity prices would reduce ABB’s pricing power. The Fund eliminated its position in ABB shares in October.

BlackBerry maker Research in Motion’s sales growth remained robust, but declining profit margins reflected start-up costs associated with its new phone models, higher component costs, and issues related to currency exchange rates. The Manager believes the company retains competitive advantages that should drive share gains even in a tougher environment.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals drives the Fund’s sector allocations. Over the fiscal year, the Fund increased holdings in healthcare and reduced its exposure to industrials.

The Fund established positions in PepsiCo, Wal-Mart, and Visa. PepsiCo’s sales and earnings growth has been supported by a wide range of products. Jennison believes the company is positioned to make the adjustments required to deal effectively with shifting consumer behavior in light of broad economic uncertainty. Jennison also believes that Wal-Mart, the world’s largest retailer, is in the early stages of a fundamental turnaround. The Manager likes its focus on improving the appearance of its stores, controlling inventory, reducing expenses, and improving merchandising and marketing. What’s more, the current combination of difficult economic times and a focus on consumer value situates the company in a relatively good position.

Positions in Coca-Cola, General Electric, and Marathon Oil were eliminated. Jennison believes the uncertain impact of currency exchange rates, the possibility of slowing sales, and unfavorable economic conditions in key markets such as Russia could challenge Coca-Cola’s earnings per share (EPS). General Electric has been valued for its defensive, or stable, characteristics in a period of heightened market risk, but disruptions in the conglomerate’s financial business hurt earnings and the company’s outlook. Regarding Marathon Oil, the Manager believes the substantial pullback in oil and natural gas prices will likely delay specific exploration and production projects, which will adversely affect the company.

Jennison Select Growth Fund	7

Comments on Five Largest Holdings

As of 2/28/09

6.8%	Gilead Sciences, Inc., Biotechnology

Gilead’s products include antiviral treatments Atripla, Truvada, Emtriva, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen. The company’s strong business in HIV treatments and Tamiflu royalty stream are funding the development of early products. The expected stability of Gilead’s lifesaving HIV drugs should enable the company to avoid revenue and earnings disappointments if consumer drug spending slows. Gilead should also be a major beneficiary of the recent reacceleration in the growth of the U.S. HIV treatment market, which has seen expanded treatment recommendations.

5.5%	Google, Inc. (Class A Shares), Internet Software and Services

Google operates the world’s leading Internet search engine, offering targeted search results from more than eight billion Web pages. Google offers search results in more than 35 languages and attracts an audience of more than 380 million people worldwide. The company generates revenue through ads that are targeted by keywords. Jennison believes Google will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation should be driven by significant growth in revenues, earnings, and cash flows. Its technological lead and dominant position in Internet search technology is a unique strength that has enabled it to monetize search traffic at a much higher rate than its competitors. Google’s continued investment in facilities and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

4.0%	Baxter International, Inc., Healthcare Equipment and Supplies

Baxter International makes cancer, kidney disease, immune deficiency, and other disease treatments, as well as intravenous supplies and systems. The company’s core medical products and services business continues to benefit from sharper execution and favorable competitive dynamics. Baxter is one of only a few medical technology companies that currently enjoy upward pricing trends. Jennison finds Baxter’s mix of businesses attractive.

3.9%	Amazon.com Inc., Internet and Catalog Retail

Amazon.com is benefiting from the ongoing secular shift toward e-commerce. The Manager believes the company’s highly targeted merchandising and ability to control pricing, fulfillment, and delivery distinguish it from its competitors in the e-commerce industry. Jennison expects Amazon to continue to gain share in both overall retail and e-commerce, and believes it will return to solid growth when the overall economic environment stabilizes.

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3.9%	QUALCOMM, Inc., Communications Equipment

QUALCOMM is the primary inventor and patent holder of CDMA (Code Division Multiple Access) technology, one of three primary wireless communication standards, and the basis for third-generation (3G) handsets. QUALCOMM licenses its CDMA technology and charges licensing fees and royalties based on products sold. The company also offers products such as chips and software used by wireless companies. The Manager finds QUALCOMM’s strong royalty trends, promising 3G shipments, and strong chipset market sales attractive.

Jennison Select Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2008, at the beginning of the period, and held through the six-month period ended February 28, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the

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ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Select Growth Fund		Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$681.40	1.85%	$7.71
	Hypothetical	$1,000.00	$1,015.62	1.85%	$9.25

Class B	Actual	$1,000.00	$678.90	2.60%	$10.82
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Class C	Actual	$1,000.00	$678.90	2.60%	$10.82
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Class L	Actual	$1,000.00	$679.60	2.10%	$8.75
	Hypothetical	$1,000.00	$1,014.38	2.10%	$10.49

Class M	Actual	$1,000.00	$678.90	2.60%	$10.82
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Class X	Actual	$1,000.00	$678.90	2.60%	$10.82
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Class Z	Actual	$1,000.00	$681.50	1.60%	$6.67
	Hypothetical	$1,000.00	$1,016.86	1.60%	$8.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2009, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.1%
COMMON STOCKS

Aerospace & Defense 1.5%
31,800	Lockheed Martin Corp.	$2,006,898

Beverages 2.4%
65,200	PepsiCo, Inc.	3,138,728

Biotechnology 15.1%
82,000	Celgene Corp.(a)	3,667,860
58,300	Genentech, Inc.(a)	4,987,565
28,300	Genzyme Corp.(a)(b)	1,724,319
200,300	Gilead Sciences, Inc.(a)	8,973,439
20,300	Vertex Pharmaceuticals, Inc.(a)	613,669

		19,966,852

Capital Markets 3.4%
206,850	Charles Schwab Corp. (The)	2,629,064
20,200	Goldman Sachs Group, Inc. (The)	1,839,816

		4,468,880

Chemicals 3.5%
60,500	Monsanto Co.	4,614,335

Communications Equipment 9.6%
271,300	Cisco Systems, Inc.(a)	3,952,841
153,850	QUALCOMM, Inc.	5,143,205
91,720	Research In Motion Ltd.(a)	3,663,297

		12,759,343

Computers & Peripherals 5.4%
32,805	Apple, Inc.(a)	2,929,815
110,200	Hewlett-Packard Co.	3,199,106
10,400	International Business Machines Corp. (IBM)	957,112

		7,086,033

Energy Equipment & Services 1.4%
49,200	Schlumberger Ltd.	1,872,552

Food & Staples Retailing 5.5%
64,100	Costco Wholesale Corp.	2,713,994

See Notes to Financial Statements.

Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
92,800	Wal-Mart Stores, Inc.	$4,569,472

		7,283,466

Food Products 1.1%
48,900	Cadbury PLC (ADR) (United Kingdom)	1,498,296

Healthcare Equipment & Supplies 6.9%
45,800	Alcon, Inc.	3,772,088
104,500	Baxter International, Inc.	5,320,095

		9,092,183

Healthcare Providers & Services 3.2%
105,700	Medco Health Solutions, Inc.(a)	4,289,306

Household Products 3.4%
75,000	Colgate-Palmolive Co.	4,513,500

Internet & Catalog Retail 3.9%
79,500	Amazon.com, Inc.(a)(b)	5,150,805

Internet Software & Services 5.5%
21,550	Google, Inc. (Class A Shares)(a)	7,283,685

IT Services 5.0%
62,300	Infosys Technologies Ltd., (ADR) (India)	1,507,660
7,900	Mastercard, Inc. (Class A Shares)(b)	1,248,437
67,100	Visa, Inc. (Class A Shares)(b)	3,805,241

		6,561,338

Life Sciences Tools & Services 3.2%
115,700	Thermo Fisher Scientific, Inc.(a)	4,195,282

Media 1.7%
133,300	Walt Disney Co. (The)	2,235,441

Oil, Gas & Consumable Fuels 4.9%
60,800	Occidental Petroleum Corp.	3,153,696
34,600	Southwestern Energy Co.(a)	995,442
75,100	XTO Energy, Inc.	2,377,666

		6,526,804

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 6.4%
61,700	Abbott Laboratories	$2,920,878
23,500	Shire PLC (ADR) (United Kingdom)	833,310
104,800	Teva Pharmaceutical Industries Ltd., (ADR) (Israel)(b)	4,671,984

		8,426,172

Semiconductors & Semiconductor Equipment 0.9%
94,200	Intel Corp.	1,200,108

Software 2.6%
125,600	Adobe Systems, Inc.(a)	2,097,520
84,400	Oracle Corp.(a)	1,311,576

		3,409,096

Textiles, Apparel & Luxury Goods 1.6%
51,000	NIKE, Inc. (Class B Shares)(b)	2,118,030

	Total long-term investments (cost $127,203,168)	129,697,133

SHORT-TERM INVESTMENT 13.9%

Affiliated Money Market Mutual Fund
18,386,608	Dryden Core Investment Fund - Taxable Money Market Series (cost $18,386,608; includes $13,209,402 of cash collateral received for securities on loan)(c)(d)	18,386,608

	Total Investments 112.0% (cost $145,589,776; Note 5)	148,083,741
	Liabilities in excess of other assets (12.0%)	(15,829,879)

	Net Assets 100.0%	$132,253,862

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $12,803,884; cash collateral of $13,209,402 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumption in determining the fair value of investments)

The following is a summary of the input used as of February 28, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices—Long	$148,083,741	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$148,083,741	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of February 29, 2008, and February 28, 2009 the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2009 were as follows:

Biotechnology	15.1%
Affiliated Money Market Mutual Fund (including 10.0% of collateral received for securities on loan)	13.9
Communications Equipment	9.6
Healthcare Equipment & Supplies	6.9
Pharmaceuticals	6.4
Food & Staples Retailing	5.5
Internet Software & Services	5.5
Computers & Peripherals	5.4
IT Services	5.0
Oil, Gas & Consumable Fuels	4.9
Internet & Catalog Retail	3.9
Chemicals	3.5
Capital Markets	3.4
Household Products	3.4
Healthcare Providers & Services	3.2
Life Sciences Tools & Services	3.2
Software	2.6
Beverages	2.4
Media	1.7
Textiles, Apparel & Luxury Goods	1.6
Aerospace & Defense	1.5
Energy Equipment & Services	1.4
Food Products	1.1
Semiconductor & Semiconductor Equipment	0.9

112.0
Liabilities in excess of other assets	(12.0)

100.0%

See Notes to Financial Statements.

Jennison Select Growth Fund	17

Statement of Assets and Liabilities

as of February 28, 2009

Assets
Investments at value, including securities on loan of $12,803,884:
Unaffiliated Investments (cost $127,203,168)	$129,697,133
Affiliated Investments (cost $18,386,608)	18,386,608
Cash	215,305
Receivable for investments sold	2,099,356
Receivable for Fund shares sold	135,751
Dividends receivable	91,394
Foreign tax reclaim receivable	32,953
Prepaid expenses	12,882

Total assets	150,671,382

Liabilities
Payable to broker for collateral for securities on loan	13,209,402
Payable for investments purchased	4,450,633
Payable for Fund shares reacquired	280,230
Accrued expenses and other liabilities	255,699
Management fee payable	97,979
Distribution fee payable	60,323
Affiliated transfer agent fee payable	56,604
Deferred trustees’ fees	6,650

Total liabilities	18,417,520

Net Assets	$132,253,862

Net assets were comprised of:
Shares of beneficial interest, at par	$27,434
Paid-in capital in excess of par	477,383,517

477,410,951
Accumulated net investment loss	(7,979)
Accumulated net realized loss on investments	(347,643,075)
Net unrealized appreciation on investments	2,493,965

Net assets, February 28, 2009	$132,253,862

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($67,380,975 ÷ 13,642,472 shares of beneficial interest issued and outstanding)	$4.94
Maximum sales charge (5.50% of offering price)	.29

Maximum offering price to public	$5.23

Class B
Net asset value, offering price and redemption price per share ($5,898,091 ÷ 1,273,814 shares of beneficial interest issued and outstanding)	$4.63

Class C
Net asset value, offering price and redemption price per share ($23,861,265 ÷ 5,156,622 shares of beneficial interest issued and outstanding)	$4.63

Class L
Net asset value, offering price and redemption price per share ($16,347,195 ÷ 3,320,569 shares of beneficial interest issued and outstanding)	$4.92

Class M
Net asset value, offering price and redemption price per share ($10,616,546 ÷ 2,292,757 shares of beneficial interest issued and outstanding)	$4.63

Class X
Net asset value, offering price and redemption price per share ($7,451,059 ÷ 1,609,624 shares of beneficial interest issued and outstanding)	$4.63

Class Z
Net asset value, offering price and redemption price per share ($698,731 ÷ 138,329 shares of beneficial interest issued and outstanding)	$5.05

See Notes to Financial Statements.

Jennison Select Growth Fund	19

Statement of Operations

Year Ended February 28, 2009

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $56,641)	$1,764,365
Affiliated income from securities loaned, net	177,450
Affiliated dividend income	68,868

Total income	2,010,683

Expenses
Management fee	1,699,559
Distribution fee—Class A	214,732
Distribution fee—Class B	87,795
Distribution fee—Class C	328,843
Distribution fee—Class L	120,614
Distribution fee—Class M	239,968
Distribution fee—Class X	121,400
Transfer agent’s fee and expenses (including affiliated expense of $227,700)	877,000
Reports to shareholders	85,000
Registration fees	75,000
Custodian’s fees and expenses	72,000
Legal fees and expenses	25,000
Trustees’ fees	25,000
Audit fee	21,000
Loan interest expense (Note 7)	176
Miscellaneous expenses	12,583

Total expenses	4,005,670
Less: expense subsidy (Note 2)	(131,378)

Net expenses	3,874,292

Net investment loss	(1,863,609)

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(48,135,082)
Net change in unrealized appreciation (depreciation) on investments	(14,811,544)

Net loss on investments	(62,946,626)

Net Decrease In Net Assets Resulting From Operations	$(64,810,235)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28/29,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,863,609)	$(1,183,900)
Net realized gain (loss) on investments	(48,135,082)	27,775,778
Net change in unrealized appreciation (depreciation) on investments	(14,811,544)	(54,738,852)

Net decrease in net assets resulting from operations	(64,810,235)	(28,146,974)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,920,541	5,822,450
Net asset value of shares issued in connection with merger (Note 8)	—	228,481,837
Cost of shares reacquired	(42,372,104)	(34,821,011)

Net increase (decrease) in net assets resulting from Fund share transactions	(31,451,563)	199,483,276

Total increase (decrease)	(96,261,798)	171,336,302

Net Assets
Beginning of year	228,515,660	57,179,358

End of year	$132,253,862	$228,515,660

See Notes to Financial Statements.

Jennison Select Growth Fund	21

Notes to Financial Statements

JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of three funds: Jennison Select Growth Fund (the “Fund”) and Dryden Strategic Value Fund, and Jennison Small-Cap Opportunity Fund. These financial statements relate to Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Dryden Strategic Value Fund and Jennison Small-Cap Opportunity Fund are not presented herein. The Trust was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in approximately 40 equity-related securities that are selected by the Fund investment subadviser, as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the

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factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2009 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Jennison Select Growth Fund	23

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential. PIM provides Jennison with certain research services

24	Visit our website at www.jennisondryden.com

and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90 of 1% of the Funds’ average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2009.

Prudential Investments LLC (“PI”), as the Investment Manager of the Fund, has contractually agreed to waive up to 0.07% of the Funds’ management fee on an annualized basis until October 31, 2008, to the extent the Funds’ net operating expenses, exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses, exceed 1.25% as a result of the reorganization. After October 31, 2008 this waiver arrangement continued on a voluntary basis and may be modified or terminated at any time.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Funds’ Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to 0.25 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 2009.

PIMS has advised the Fund that it has received approximately $46,600 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2009. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2009, it received approximately $2,200, $25,000, $1,300, $26,500 and $12,000 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Jennison Select Growth Fund	25

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2009 the Series incurred approximately $155,900 in total networking fees, of which approximately $42,700 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Series’ security lending agent. For the year ended February 28, 2009, PIM has been compensated approximately $76,000 for these services.

The Series invests in the Taxable Money Market Series (“the Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2009, were $245,446,266 and $270,935,703, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income or loss and accumulated net realized gain or loss on investments on the statement of assets and liabilities that more

26	Visit our website at www.jennisondryden.com

closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended February 28, 2009, the adjustments were to decrease accumulated net investment loss by $1,865,465, decrease accumulated net realized loss on investments by $384,441,491 and decrease paid-in capital in excess of par by $386,306,956 due to the reclassification of a net operating loss and write-off of capital loss carryforward due to expiration. Net investment loss, net realized loss on investment transactions and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2009 and February 29, 2008.

As of February 28, 2009, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series investments and the net unrealized appreciation (depreciation) as of February 28, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$163,942,113	$7,850,627	$(23,708,999)	$(15,858,372)

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward at February 28, 2009 of approximately $324,312,000 of which $201,056,000 expires in 2010, $82,010,000 expires in 2011, $14,571,000 expires in 2012 and 26,675,000 expires in 2017. As of February 28, 2009, approximately $384,441,000 of its capital loss carryforward was written-off due to expiration. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

In addition, the Fund has elected to treat net capital losses of approximately $4,979,000, incurred between November 1, 2008 and February 28, 2009 as being incurred during the following fiscal year end (February 28, 2010).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Series financial statements. The

Jennison Select Growth Fund	27

Notes to Financial Statements

continued

Series federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2009:
Shares sold	1,095,396	$6,596,749
Shares reacquired	(3,236,678)	(20,213,452)

Net increase (decrease) in shares outstanding before conversion	(2,141,282)	(13,616,703)
Shares issued upon conversion from Class B, Class M and Class X	3,685,952	24,964,452

Net increase (decrease) in shares outstanding	1,544,670	$11,347,749

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Class A	Shares	Amount
Year ended February 29, 2008:
Shares sold	527,232	$4,041,539
Shares issued in connection with the merger	7,331,784	60,554,876
Shares reacquired	(1,517,677)	(11,772,168)

Net increase (decrease) in shares outstanding before conversion	6,341,339	52,824,247
Shares issued upon conversion from Class B, Class M and Class X	4,528,205	34,677,931

Net increase (decrease) in shares outstanding	10,869,544	$87,502,178

Class B
Year ended February 28, 2009:
Shares sold	187,704	$1,113,079
Shares reacquired	(313,422)	(1,906,200)

Net increase (decrease) in shares outstanding before conversion	(125,718)	(793,121)
Shares reacquired upon conversion into Class A	(334,617)	(2,211,958)

Net increase (decrease) in shares outstanding	(460,335)	$(3,005,079)

Year ended February 29, 2008:
Shares sold	89,211	$647,784
Shares issued in connection with the merger	810,832	6,339,878
Shares reacquired	(890,747)	(6,404,200)

Net increase (decrease) in shares outstanding before conversion	9,296	583,462
Shares reacquired upon conversion into Class A	(2,660,376)	(19,240,597)

Net increase (decrease) in shares outstanding	(2,651,080)	$(18,657,135)

Class C
Year ended February 28, 2009:
Shares sold	444,028	$2,356,588
Shares reacquired	(1,098,058)	(6,612,000)

Net increase (decrease) in shares outstanding	(654,030)	$(4,255,412)

Year ended February 29, 2008:
Shares sold	79,544	$588,862
Shares issued in connection with the merger	4,255,639	33,260,573
Shares reacquired	(879,115)	(6,388,264)

Net increase (decrease) in shares outstanding	3,456,068	$27,461,171

Class L
Year ended February 28, 2009:
Shares sold	26,856	$169,768
Shares reacquired	(807,008)	(5,192,925)

Net increase (decrease) in shares outstanding	(780,152)	$(5,023,157)

October 29, 2007* through February 29, 2008:
Shares sold	10,626	$82,936
Shares issued in connection with the merger	4,445,491	36,716,319
Shares reacquired	(355,396)	(2,746,166)

Net increase (decrease) in shares outstanding	4,100,721	$34,053,089

Jennison Select Growth Fund	29

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended February 28, 2009:
Shares sold	31,389	$183,290
Shares reacquired	(854,975)	(5,427,116)

Net increase (decrease) in shares outstanding before conversion	(823,586)	(5,243,826)
Shares reacquired upon conversion into Class A	(3,346,799)	(21,551,633)

Net increase (decrease) in shares outstanding	(4,170,385)	$(26,795,459)

October 29, 2007* through February 29, 2008:
Shares sold	21,038	$153,635
Shares issued in connection with the merger	9,284,341	72,594,026
Shares reacquired	(724,430)	(5,307,051)

Net increase (decrease) in shares outstanding before conversion	8,580,949	67,440,610
Shares reacquired upon conversion into Class A	(2,117,807)	(15,412,791)

Net increase (decrease) in shares outstanding	6,463,142	$52,027,819

Class X
Year ended February 28, 2009:
Shares sold	28,671	$206,441
Shares reacquired	(412,510)	(2,528,157)

Net increase (decrease) in shares outstanding before conversion	(383,839)	(2,321,716)
Shares reacquired upon conversion into Class A	(232,187)	(1,200,861)

Net increase (decrease) in shares outstanding	(616,026)	$(3,522,577)

October 29, 2007* through February 29, 2008:
Shares sold	28,068	$200,391
Shares issued in connection with the merger	2,432,054	19,016,165
Shares reacquired	(231,251)	(1,704,472)

Net increase (decrease) in shares outstanding before conversion	2,228,871	17,512,084
Shares reacquired upon conversion into Class A	(3,221)	(24,543)

Net increase (decrease) in shares outstanding	2,225,650	$17,487,541

Class Z
Year ended February 28, 2009:
Shares sold	47,985	$294,626
Shares reacquired	(80,546)	(492,254)

Net increase (decrease) in shares outstanding	(32,561)	$(197,628)

Year ended February 29, 2008:
Shares sold	14,080	$107,303
Shares reacquired	(63,834)	(498,690)

Net increase (decrease) in shares outstanding	(49,754)	$(391,387)

*	Inception date.

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Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA is October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SACA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended February 28, 2009, the Series, paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $283,938 for 7 days at a weighted average interest rate of 4.01%

Note 8. Reorganization

On October 26, 2007, the Series acquired all of the net assets of Strategic Partners Concentrated Growth Fund (the merged fund) pursuant to a plan of reorganization approved by the Strategic Partners Concentrated Growth Fund shareholders on September 11, 2007. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund for the corresponding classes of Strategic Partners Concentrated Growth Fund.

Strategic Partners Concentrated Growth Fund		Jennison Select Growth Fund
Class	Shares	Class	Shares	Value
A	3,757,586	A	7,331,784	$60,554,876
B	466,045	B	810,832	6,339,878
C	2,451,931	C	4,255,639	33,260,573
L	2,297,314	L	4,445,491	36,716,319
M	5,332,863	M	9,284,341	72,594,026
X	1,394,949	X	2,432,054	19,016,165

The aggregate net assets and unrealized appreciation of the merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Concentrated Growth Fund	$228,481,837	$59,863,372

Jennison Select Growth Fund	31

Notes to Financial Statements

continued

The aggregate net assets of Jennison Select Growth Fund immediately before the acquisition were $54,414,824.

Note 9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

32	Visit our website at www.jennisondryden.com

Financial Highlights

FEBRUARY 28, 2009	ANNUAL REPORT

Jennison Select Growth Fund

Financial Highlights

	Class A
	Year Ended February 28, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.21

Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.22)

Total from investment operations	(2.27)

Net asset value, end of year	$4.94

Total Return(b):	(31.48)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$67,381
Average net assets (000)	$85,895
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.71	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)
Net investment loss	(.75	)%(e)
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover	132%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 1.78%, 1.53%, and (.82)%, respectively, for the year ended February 28, 2009 and 1.74%, 1.49%, and (.58)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended February 28/29,
2008(a)		2007(a)	2006(a)	2005

$7.27		$7.28	$6.21	$5.99

(.04)		(.07)	(.07)	(.06)
(.02)		.06	1.14	.28

(.06)		(.01)	1.07	.22

$7.21		$7.27	$7.28	$6.21

(.83)%		(.14)%	17.23%	3.67%

$87,213		$8,933	$18,621	$12,162
$41,353		$10,008	$14,606	$13,789

1.71	%(e)	1.85%	1.78%	1.77%
1.46	%(e)	1.60%	1.53%	1.52%
(.55	)%(e)	(1.04)%	(1.01)%	(.81)%

187%		86%	164%	86%

See Notes to Financial Statements.

Jennison Select Growth Fund	35

Financial Highlights

continued

	Class B
	Year Ended February 28, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.81

Income (loss) from investment operations
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment transactions	(2.09)

Total from investment operations	(2.18)

Net asset value, end of year	$4.63

Total Return(b):	(32.01)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,898
Average net assets (000)	$8,780
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(1.40	)%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.53%, 1.53% and (1.47)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49%, and (1.51)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2008(a)		2007(a)	2006(a)	2005

$6.92		$6.97	$6.00	$5.83

(.10)		(.12)	(.12)	(.10)
(.01)		.07	1.09	.27

(.11)		(.05)	.97	.17

$6.81		$6.92	$6.97	$6.00

(1.59)%		(.72)%	16.17%	2.92%

$11,806		$30,329	$43,520	$49,855
$17,664		$35,402	$46,586	$55,354

2.46	%(d)	2.60%	2.53%	2.52%
1.46	%(d)	1.60%	1.53%	1.52%
(1.48	)%(d)	(1.79)%	(1.82)%	(1.56)%

See Notes to Financial Statements.

Jennison Select Growth Fund	37

Financial Highlights

continued

	Class C
	Year Ended February 28, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.80

Income (loss) from investment operations
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment transactions	(2.08)

Total from investment operations	(2.17)

Net asset value, end of year	$4.63

Total Return(b):	(31.91)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,861
Average net assets (000)	$32,885
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(1.45	)%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.53%, 1.53%, and (1.52)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49%, and (1.39)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended February 28/29,
2008(a)		2007(a)	2006(a)	2005

$6.92		$6.97	$6.00	$5.82

(.09)		(.12)	(.12)	(.11)
(.03)		.07	1.09	.29

(.12)		(.05)	.97	.18

$6.80		$6.92	$6.97	$6.00

(1.73)%		(.72)%	16.17%	3.09%

$39,541		$16,284	$24,221	$28,015
$25,312		$19,426	$25,883	$32,503

2.46	%(d)	2.60%	2.53%	2.52%
1.46	%(d)	1.60%	1.53%	1.52%
(1.36	)%(d)	(1.79)%	(1.82)%	(1.56)%

See Notes to Financial Statements.

Jennison Select Growth Fund	39

Financial Highlights

continued

	Class L
	Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.20		$8.26

Income (loss) from investment operations
Net investment loss	(.05)		(.02)
Net realized and unrealized loss on investment transactions	(2.23)		(1.04)

Total from investment operations	(2.28)		(1.06)

Net asset value, end of period	$4.92		$7.20

Total Return(c):	(31.67)%		(12.83)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$16,347		$29,541
Average net assets (000)	$24,123		$33,160
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.96	%(e)	1.96	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)	1.46	%(e)(f)
Net investment loss	(.82	)%(e)	(.59	)%(e)(f)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class L. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.03%, 1.53%, (.89)%, respectively, for the year ended February 28, 2009 and 1.99%, 1.49%, and (.62)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

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	Class M
	Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.81		$7.82

Income (loss) from investment operations
Net investment loss	(.07)		(.03)
Net realized and unrealized loss on investment transactions	(2.11)		(.98)

Total from investment operations	(2.18)		(1.01)

Net asset value, end of period	$4.63		$6.81

Total Return(c):	(32.01)%		(12.92)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,617		$44,006
Average net assets (000)	$23,996		$58,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.46	%(e)	2.46	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)	1.46	%(e)(f)
Net investment loss	(1.10	)%(e)	(1.08	)%(e)(f)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class M. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.53%, 1.53%, and (1.17)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49%, and (1.11)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

Jennison Select Growth Fund	41

Financial Highlights

continued

	Class X
	Year Ended February 28, 2009(b)		October 29, 2007(a) through February 29, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.81		$7.82

Income (loss) from investment operations
Net investment loss	(.08)		(.03)
Net realized and unrealized loss on investment transactions	(2.10)		(.98)

Total from investment operations	(2.18)		(1.01)

Net asset value, end of period	$4.63		$6.81

Total Return(c):	(32.01)%		(12.92)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,451		$15,152
Average net assets (000)	$12,140		$17,003
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.46	%(e)	2.46	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(e)	1.46	%(e)(f)
Net investment loss	(1.29	)%(e)	(1.09	)%(e)(f)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class X. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 2.53%, 1.53% and (1.36)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49%, and (1.12)%, respectively, for the period ended February 29, 2008.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Year Ended February 28, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.35

Income (loss) from investment operations
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.27)

Total from investment operations	(2.30)

Net asset value, end of year	$5.05

Total Return(b):	(31.29)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$699
Average net assets (000)	$1,024
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.46	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.46	%(d)
Net investment loss	(.42	)%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment loss ratios would be 1.53%, 1.53%, and (.49)%, respectively, for the year ended February 28, 2009 and 1.49%, 1.49%, and (.57)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

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Class Z
Year Ended February 28/29,
2008(a)		2007(a)	2006(a)	2005

$7.40		$7.39	$6.29	$6.05

(.04)		(.06)	(.06)	(.04)
(.01)		.07	1.16	.28

(.05)		.01	1.10	.24

$7.35		$7.40	$7.39	$6.29

(.68)%		.14%	17.49%	3.97%

$1,257		$1,633	$2,249	$3,051
$1,478		$1,952	$2,523	$3,447

1.46	%(d)	1.60%	1.53%	1.52%
1.46	%(d)	1.60%	1.53%	1.52%
(.54	)%(d)	(.80)%	(.82)%	(.57)%

See Notes to Financial Statements.

Jennison Select Growth Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

JennisonDryden Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Jennison Select Growth Fund of JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2009

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Jennison Select Growth Fund

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 61

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Visit our website at www.jennisondryden.com

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2000; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Director and President since 2003; Robert F. Gunia, Vice President since 1999 and Board Member since 2000.

Jennison Select Growth Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Visit our website at www.jennisondryden.com

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2000; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Select Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/09
	One Year	Five Year	Since Inception
Class A	–35.25%	–4.86%	–8.34%
Class B	–35.41	–4.70	–8.43
Class C	–32.59	–4.47	–8.43
Class L	–35.60	N/A	–35.03
Class M	–36.09	N/A	–34.94
Class X	–36.09	N/A	–34.94
Class Z	–31.29	–3.55	–7.52

Average Annual Total Returns (Without Sales Charges) as of 2/28/09
	One Year	Five Year	Since Inception
Class A	–31.48%	–3.78%	–7.75%
Class B	–32.01	–4.50	–8.43
Class C	–31.91	–4.47	–8.43
Class L	–31.67	N/A	–32.09
Class M	–32.01	N/A	–32.39
Class X	–32.01	N/A	–32.39
Class Z	–31.29	–3.55	–7.52

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or

Visit our website at www.jennisondryden.com

by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.83%; Class B, 2.53%; Class C, 2.53%; Class L, 2.03%; Class M, 2.53%; Class X, 2.53%; Class Z, 1.53%. Net operating expenses apply to: Class A, 1.78%; Class B, 2.53%; Class C, 2.53%; Class L, 2.03%; Class M, 2.53%; Class X, 2.53%; Class Z, 1.53%, after contractual reduction through 6/30/2009.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/2/00; Class L, Class M, and Class X, 10/29/07.

The graph compares a $10,000 investment in the Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 28, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L have a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and 1.00%, respectively, and charge a CDSC of 6.00% and 6.00%, respectively. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the view/change option at the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of JennisonDryden Opportunity Funds, a Delaware business trust.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Select Growth Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	JSGLX	JSGMX	JSGGX	SPFZX
CUSIP	47629Q872	47629Q864	47629Q856	86276R759	86276R742	86276R734	47629Q849

MF500E    IFS-A163964    Ed. 04/2009

FEBRUARY 28, 2009	ANNUAL REPORT

Dryden Strategic Value Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Strategic Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Strategic Value Fund

Dryden Strategic Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Strategic Value Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.61%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%, after contractual reduction through 6/30/2010.

Cumulative Total Returns as of 2/28/09
	One Year	Five Years	Since Inception[1]
Class A	–46.73%	–37.29%	–30.99%
Class B	–47.15	–39.64	–34.99
Class C	–47.15	–39.64	–34.99
Class Z	–46.59	–36.51	–29.61
Russell 1000 Value Index[2]	–47.35	–29.10	–18.82
S&P 500 Index[3]	–43.29	–29.03	–26.57
Lipper Large-Cap Value Funds Avg.[4]	–45.13	–28.95	–21.99

Average Annual Total Returns[5] as of 3/31/09
	One Year	Five Years	Since Inception[1]
Class A	–44.63%	–7.86%	–4.21%
Class B	–44.48	–7.65	–4.23
Class C	–42.32	–7.49	–4.23
Class Z	–41.27	–6.57	–3.28
Russell 1000 Value Index[2]	–42.42	–4.94	–1.57
S&P 500 Index[3]	–38.06	–4.76	–2.77
Lipper Large-Cap Value Funds Avg.[4]	–39.80	–5.11	–2.25

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/01.

2The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/09
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	8.6%
AT&T Inc., Diversified Telecommunication Services	4.7
Chevron Corp., Oil, Gas & Consumable Fuels	4.0
Pfizer, Inc., Pharmaceuticals	3.0
Verizon Communications, Inc., Diversified Telecommunication Services	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/09
Oil, Gas & Consumable Fuels	19.7%
Pharmaceuticals	10.7
Diversified Telecommunication Services	8.2
Multi-Utilities	4.4
Electric Utilities	4.3

Industry weightings reflect only long-term investments and are subject to change.

Dryden Strategic Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden Strategic Value Fund’s Class A shares fell 46.73% for the 12 months ended February 28, 2009, which was less than the 47.35% decline of the Russell 1000® Value Index (the Value Index) but greater than the 45.13% decline of the Lipper Large-Cap Value Funds Average.

How is the Fund managed?

The Fund is managed by Quantitative Management Associates, LLC (QMA), which believes a consistently applied, computer-driven mathematical “quant” approach is the most effective way to identify undervalued stocks. These shares have the potential to provide above-average performance as their prices adjust upwards to reflect their long-term “normal” valuations. The Fund holds between 125 and 200 stocks from a broad cross section of the market, preferring out-of-favor shares with low price-to-earnings (PE) ratios. QMA believes that the timing of its decision to buy and sell is just as important as which shares the Fund owns.

What were conditions like in the U.S. stock market?

Shortly after the reporting period began, the stock market was roiled by news that the Federal Reserve (the Fed) had arranged for J.P. Morgan Chase & Co. to buy Bear Stearns Cos. at a deep discount in mid-March. Bear Stearns suffered a crisis of confidence amid mounting losses on securities linked to mortgages. Many other Wall Street investment banks and commercial banks had also taken write-downs and losses on mortgage-related securities. The mortgage market deteriorated as a bursting housing bubble in the United States sharply boosted delinquencies and foreclosures on home loans, particularly those of subprime quality, and threatened the broader economy.

Conditions in the stock market improved temporarily in the spring of 2008 amid hope that the worst of the credit crisis was over. This view proved short lived. Stock prices began a virtually relentless march lower as the credit crisis deepened, eventually spreading to areas such as the commercial real estate market. Historic developments in September shook the foundations of the financial services industry. The U.S. government took over mortgage giants Fannie Mae and Freddie Mac, and the Fed bailed out American International Group (AIG), one of the world’s largest insurance companies. Lehman Brothers Holdings failed and some of its North American businesses were bought by Barclays Capital Inc., while Bank of America agreed to buy Merrill Lynch & Co. Goldman Sachs and Morgan Stanley converted to commercial banks. Washington Mutual Inc., a commercial bank, failed and the bulk of its businesses were sold to J.P. Morgan Chase & Co. Wachovia Corp. also sought a buyer in September, and the bank was sold to Wells Fargo & Co. in early October.

The U.S. economy went into a tailspin in the fourth quarter of 2008, as it shed more than one million jobs, its exports plummeted, and consumer spending sank.

4	Visit our website at www.jennisondryden.com

Economic output for the three months shrank at a 6.3% annual rate. In the first two months of 2009, conditions continued to deteriorate, with the national jobless rate topping 8.0%.

Meanwhile, the Fed and the federal government took extraordinary steps throughout the reporting period aimed at stabilizing the nation’s financial system and strengthening its economy. For example, the Fed tried to boost growth by cutting its target for the federal funds rate on overnight loans between banks from 3.00% in March 2008 to a range of zero to 0.25% in December 2008, a record low. The Fed bought large amounts of federal agency securities and mortgage-backed securities to support the mortgage and housing markets, and said it might buy longer-term U.S. Treasury securities if such purchases would help the private credit markets. The U.S. Department of the Treasury created the $700 billion Troubled Asset Relief Program, largely using the first half to take stakes in key financial institutions and lend money to certain auto manufacturers. President Obama signed into law the $787 billion American Recovery and Reinvestment Act, which aims to boost economic growth through aggressive infrastructure spending, tax cuts, and other measures.

How did the various sectors of the stock market perform?

All sectors in the Value Index suffered double-digit declines for the 12-month reporting period. Financials, the heaviest weighted sector, was the hardest hit, tumbling about 68%. The consumer staples sector, considered defensive because it includes firms producing food, beverages, personal care products, and other goods that customers buy regardless of economic conditions, was the best performer, but still posted nearly a 25% loss.

Among other defensive sectors, utilities declined nearly 26%, healthcare declined nearly 30%, and energy declined nearly 37%. Healthcare came increasingly under pressure late in the reporting period amid concern that President Obama’s new budget proposal calling for sweeping changes in the medical system might hurt the future profitability of managed care providers, drug companies, and others. Energy was battered by a steep drop in the price of crude oil, which surged above $145 per barrel in early July 2008, sank to about $33 per barrel in December 2008, and ended the reporting period at around $45 per barrel. As for the remaining sectors in the Value Index, telecommunications services plunged 27%, information technology plunged about 47%, consumer discretionary plunged nearly 50%, industrials plunged about 59%, and materials plunged about 61%.

What stock market sectors and specific holdings detracted most from the Fund?

The Fund had a smaller exposure than the Value Index to the consumer staples sector, which hurt its relative performance because, as previously mentioned, consumer staples was the best performing sector of the reporting period. Shares of many companies in this sector benefited from safe-haven-seeking investors who believed

Dryden Strategic Value Fund	5

Strategy and Performance Overview (continued)

that earnings of these companies will prove more resilient amid the continued downturn in consumer spending. Consequently, valuations of many of these firms increased sharply, which caused them to become unattractive according to the QMA valuation model. The decision to avoid shares of Procter & Gamble (down 27%), Wal-Mart (up 1%), Coca-Cola (down 30%), and General Mills (down 6%) was a major detractor from the Fund’s performance versus the Value Index.

The Fund had a larger exposure than the Value Index to the consumer discretionary sector, which hurt its relative performance because, as previously mentioned, consumer discretionary was among the poorest performing sectors of the reporting period. Holdings in the household durables industry, including Whirlpool (down 74%) and Newell Rubbermaid (down 75%), tumbled in value as housing legislation has thus far failed to jumpstart the homebuilding industry. In addition, the Fund had larger exposures than the Value Index to shares of newspaper publisher Gannett (down 89%) and CBS (down 81%), which penalized its performance as the operating environment for newspapers and broadcasters deteriorated due to declining advertising revenues.

Which stock market sectors and specific holdings contributed most to the Fund?

The Fund had a smaller exposure to the troubled financials sector, which was the largest contributor to its performance versus the Value Index for the reporting period. For example, real estate investment trusts (REITs), which invest directly in real estate either by owning properties or mortgages, were considered expensive according to the QMA valuation model. Therefore, the Fund avoided shares of REITs, which on average fell 57%, as the deteriorating economic outlook and difficulty refinancing high levels of debt in the tight credit markets hurt these stocks. Additionally, avoiding shares of Fannie Mae (down 98%) and Prudential Financial (down 78%) benefited the Fund’s relative performance.

The Fund also benefited from having a larger exposure than the Value Index to the utilities sector and from favorable security selection within the sector. The flight to safety that aided consumer staples stocks helped shares of regulated utilities, which also benefited as some investors were drawn to the stocks’ attractive dividend yields. The Fund’s holdings included noteworthy performers that declined less than the sector, such as Consolidated Edison (down 11%), Sempra Energy (down 22%), and Xcel Energy (down 11%).

Favorable security selection among information technology stocks also aided the Fund’s performance versus the Value Index. The Fund’s larger exposure than the Value Index to IBM was a key contributor to its relative performance as the shares only declined 19% for the reporting period. IBM is also considered a “safe haven” due to its diverse business mix, strong balance sheet, and annuity-like software and services businesses. In addition, the Fund benefited from its timely purchase of Corning, a manufacturer of specialty glass and ceramics whose shares gained 24% for the reporting period.

6	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2008, at the beginning of the period, and held through the six-month period ended February 28, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Strategic Value Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Strategic Value Fund		Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$562.00	1.70%	$6.58
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50

Class B	Actual	$1,000.00	$559.20	2.45%	$9.47
	Hypothetical	$1,000.00	$1,012.65	2.45%	$12.23

Class C	Actual	$1,000.00	$559.20	2.45%	$9.47
	Hypothetical	$1,000.00	$1,012.65	2.45%	$12.23

Class Z	Actual	$1,000.00	$562.70	1.45%	$5.62
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2009, and divided by the 365 days in the Fund's fiscal year ended February 28, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.9%
COMMON STOCKS

Aerospace & Defense 1.8%
4,800	General Dynamics Corp.	$210,336
5,800	Northrop Grumman Corp.	216,688
3,900	United Technologies Corp.	159,237

		586,261

Automobiles 0.2%
5,600	Harley-Davidson, Inc.	56,560

Automotive Components 0.2%
4,800	Johnson Controls, Inc.	54,624

Beverages 1.0%
15,300	Coca-Cola Enterprises, Inc.	175,644
11,500	Constellation Brands, Inc. (Class A Shares)(a)	150,075

		325,719

Biotechnology 2.0%
13,400	Amgen, Inc.(a)	655,662

Building Products 0.2%
12,400	Masco Corp.	63,860

Capital Markets 1.7%
4,200	Goldman Sachs Group, Inc. (The)	382,536
8,800	Morgan Stanley	171,952

		554,488

Chemicals 2.0%
16,100	Dow Chemical Co. (The)	115,276
15,000	E.I. DuPont de Nemours & Co.	281,400
4,900	Eastman Chemical Co.	100,646
4,900	PPG Industries, Inc.	152,194

		649,516

Commercial Banks 3.8%
8,000	BB&T Corp.	129,040
3,900	Comerica, Inc.	58,539
5,100	PNC Financial Services Group, Inc.	139,434
11,044	Regions Financial Corp.	37,770

See Notes to Financial Statements.

Dryden Strategic Value Fund	9

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
5,200	SunTrust Banks, Inc.	$62,556
21,300	US Bancorp	304,803
38,556	Wells Fargo & Co.	466,528
2,700	Zions Bancorporation	25,299

		1,223,969

Commercial Services & Supplies 0.9%
5,500	Avery Dennison Corp.	110,825
5,500	Pitney Bowes, Inc.	106,095
10,400	R.R. Donnelley & Sons Co.	81,016

		297,936

Communications Equipment 0.6%
16,900	Corning, Inc.	178,295

Computers & Peripherals 1.7%
10,900	Dell Inc.(a)	92,977
4,900	Hewlett-Packard Co.	142,247
2,100	International Business Machines Corp.	193,263
7,100	Lexmark International, Inc. (Class A Shares)(a)	121,694

		550,181

Consumer Finance 0.3%
4,900	Capital One Financial Corp.	59,045
5,400	Discover Financial Services	30,942

		89,987

Containers & Packaging 0.6%
4,600	Ball Corp.	185,334

Diversified Consumer Services 0.3%
5,000	H&R Block, Inc.	95,500

Diversified Financial Services 3.2%
35,019	Bank of America Corp.	138,325
20,600	Citigroup, Inc.	30,900
36,900	JPMorgan Chase & Co.	843,165

		1,012,390

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 8.2%
62,820	AT&T, Inc.	$1,493,231
6,600	CenturyTel, Inc.	173,778
33,000	Verizon Communications, Inc.	941,490

		2,608,499

Electric Utilities 4.3%
10,400	American Electric Power Co., Inc.	291,720
22,824	Duke Energy Corp.	307,439
7,000	Edison International	190,540
1,300	FirstEnergy Corp.	55,328
6,500	Pinnacle West Capital Corp.	170,690
4,900	Progress Energy, Inc.	173,558
6,000	Southern Co. (The)	181,860

		1,371,135

Energy Equipment & Services 1.1%
14,700	BJ Services Co.	142,149
11,600	Nabors Industries Ltd. (Bermuda)(a)	112,636
8,800	Rowan Cos., Inc.	106,568

		361,353

Food & Staples Retailing 0.8%
3,500	Kroger Co. (The)	72,345
11,300	SUPERVALU, Inc.	176,393

		248,738

Food Products 3.1%
12,500	Archer-Daniels-Midland Co.	333,250
15,500	ConAgra Foods, Inc.	233,740
8,802	Kraft Foods, Inc.	200,510
13,000	Sara Lee Corp.	100,230
13,700	Tyson Foods, Inc. (Class A Shares)	115,491

		983,221

Healthcare Providers & Services 2.6%
9,700	CIGNA Corp.	152,872
9,900	Coventry Health Care, Inc.(a)	114,048
13,500	UnitedHealth Group, Inc.	265,275
8,800	WellPoint, Inc.(a)	298,496

		830,691

See Notes to Financial Statements.

Dryden Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.1%
7,200	Carnival Corp.	$140,832
5,800	Darden Restaurants, Inc.	157,412
11,300	Wyndham Worldwide Corp.	41,697

		339,941

Household Durables 2.3%
3,500	Black & Decker Corp.	82,845
1,900	Centex Corp.	11,799
5,700	D.R. Horton, Inc.	48,165
4,700	Fortune Brands, Inc.	111,625
2,800	KB Home	24,920
10,400	Leggett & Platt, Inc.	118,872
2,300	Lennar Corp. (Class A Shares)	15,364
12,400	Newell Rubbermaid, Inc.	70,060
5,000	Pulte Homes, Inc.	45,900
5,000	Stanley Works (The)	133,800
3,400	Whirlpool Corp.	75,582

		738,932

Industrial Conglomerates 2.2%
77,600	General Electric Co.	660,376
8,900	Textron, Inc.	50,285

		710,661

Insurance 3.0%
7,600	Allstate Corp. (The)	127,908
5,800	Chubb Corp.	226,432
3,500	Hartford Financial Services Group, Inc.	21,350
5,887	Lincoln National Corp.	50,569
13,800	Progressive Corp. (The)	159,666
3,800	Torchmark Corp.	78,280
8,000	Travelers Cos., Inc. (The)	289,200

		953,405

IT Services 1.0%
5,900	Computer Sciences Corp.(a)	204,966
15,400	Convergys Corp.(a)	99,330

		304,296

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products 0.5%
6,500	Eastman Kodak Co.	$20,735
11,100	Mattel, Inc.	131,424

		152,159

Machinery 2.1%
3,900	Deere & Co.	107,211
6,400	Dover Corp.	159,616
4,100	Eaton Corp.	148,215
10,000	Ingersoll-Rand Co. Ltd. (Class A Shares)(Bermuda)	141,800
3,800	Parker-Hannifin Corp.	126,806

		683,648

Media 1.9%
22,050	CBS Corp. (Class B Shares)	94,154
7,250	Comcast Corp. (Class A Shares)	94,685
11,500	Gannett Co., Inc.	37,260
6,300	McGraw-Hill Cos., Inc. (The)	124,298
7,400	Meredith Corp.	95,090
3,050	Viacom, Inc. (Class B Shares)(a)	46,940
7,100	Walt Disney Co. (The)	119,067

		611,494

Metals & Mining 1.6%
15,000	Alcoa, Inc.	93,450
5,300	Allegheny Technologies, Inc.	104,251
6,900	Nucor Corp.	232,185
3,900	United States Steel Corp.	76,713

		506,599

Multiline Retail 0.7%
7,900	J. C. Penney Co., Inc. (Holding Co.)	121,107
13,000	Macy’s, Inc.	102,310

		223,417

Multi-Utilities 4.4%
8,000	Consolidated Edison, Inc.	289,680
8,200	Dominion Resources, Inc.	247,476
7,000	DTE Energy Co.	187,390
1,877	Integrys Energy Group, Inc.	45,142
14,900	NiSource, Inc.	130,375

See Notes to Financial Statements.

Dryden Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
7,200	Sempra Energy	$299,304
11,400	Xcel Energy, Inc.	202,236

		1,401,603

Oil, Gas & Consumable Fuels 19.7%
8,200	Anadarko Petroleum Corp.	286,590
4,700	Apache Corp.	277,723
21,300	Chevron Corp.	1,293,123
17,296	ConocoPhillips	646,006
6,400	Devon Energy Corp.	279,488
40,600	Exxon Mobil Corp.	2,756,741
2,500	Hess Corp.	136,725
11,200	Marathon Oil Corp.	260,624
2,900	Occidental Petroleum Corp.	150,423
11,100	Valero Energy Corp.	215,118

		6,302,561

Paper & Forest Products 0.6%
9,600	International Paper Co.	54,624
5,334	Weyerhaeuser Co.	128,869

		183,493

Pharmaceuticals 10.7%
12,500	Eli Lilly & Co.	367,250
9,000	Forest Laboratories, Inc.(a)	192,960
11,200	Johnson & Johnson	560,000
21,100	King Pharmaceuticals, Inc.(a)	154,874
20,900	Merck & Co., Inc.	505,780
78,400	Pfizer, Inc.	965,104
16,500	Wyeth	673,530

		3,419,498

Road & Rail 0.9%
5,800	Norfolk Southern Corp.	183,976
4,600	Ryder System, Inc.	105,156

		289,132

Specialty Retail 4.2%
3,100	Abercrombie & Fitch Co.	68,169
11,447	AutoNation, Inc.(a)	114,241

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
1,000	AutoZone, Inc.(a)	$142,230
21,200	Home Depot, Inc.	442,868
7,200	Ltd Brands, Inc.	55,368
19,600	Lowe’s Cos., Inc.	310,464
10,000	RadioShack Corp.	73,300
2,600	Sherwin-Williams Co. (The)	119,470

		1,326,110

Textiles, Apparel & Luxury Goods 0.6%
5,500	Jones Apparel Group, Inc.	14,795
10,100	Liz Claiborne, Inc.	28,179
3,000	VF Corp.	155,700

		198,674

Tobacco 0.8%
12,800	Altria Group, Inc.	197,632
2,000	Philip Morris International, Inc.	66,940

		264,572
	Total Investments 98.9% (cost $52,569,807; Note 5)	31,594,114
	Other assets in excess of liabilities 1.1%	340,859

	Net Assets 100.0%	$31,934,973

(a) Non-income producing security.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

Dryden Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2009 continued

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$31,594,114	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$31,594,114	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of February 28, 2009, and February 29, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2009 were as follows:

Oil, Gas & Consumable Fuels	19.7%
Pharmaceuticals	10.7
Diversified Telecommunication Services	8.2
Multi-Utilities	4.4
Electric Utilities	4.3
Specialty Retail	4.2
Commercial Banks	3.8
Diversified Financial Services	3.2
Food Products	3.1
Insurance	3.0
Healthcare Providers & Services	2.6
Household Durables	2.3
Industrial Conglomerates	2.2
Biotechnology	2.0
Machinery	2.1
Chemicals	2.0
Media	1.9
Aerospace & Defense	1.8
Capital Markets	1.7
Computers & Peripherals	1.7
Metals & Mining	1.6
Energy Equipment & Services	1.1
Hotels, Restaurants & Leisure	1.1
Beverages	1.0

See Notes to Financial Statements.

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IT Services	1.0%
Commercial Services & Supplies	0.9
Road & Rail	0.9
Food & Staples Retailing	0.8
Tobacco	0.8
Multiline Retail	0.7
Communications Equipment	0.6
Containers & Packaging	0.6
Paper & Forest Products	0.6
Textiles, Apparel & Luxury Goods	0.6
Leisure Equipment & Products	0.5
Consumer Finance	0.3
Diversified Consumer Services	0.3
Automobiles & Components	0.2
Automotive Components	0.2
Building Products	0.2

98.9
Other assets in excess of liabilities	1.1

100.0%

See Notes to Financial Statements.

Dryden Strategic Value Fund	17

Statement of Assets and Liabilities

as of February 28, 2009

Assets
Investments, at value (cost $52,569,807)	$31,594,114
Cash	346,179
Dividends and interest receivable	200,572
Receivable for investments sold	10,050
Prepaid expenses	4,383
Receivable for Fund shares sold	1,565

Total assets	32,156,863

Liabilities
Accrued expenses and other liabilities	95,974
Payable for Fund shares reacquired	60,298
Management fee payable	22,207
Distribution fee payable	15,543
Payable for investments purchased	13,815
Affiliated transfer agent fee payable	9,237
Deferred trustees fees	4,816

Total liabilities	221,890

Net Assets	$31,934,973

Net assets were comprised of:
Shares of beneficial interest, at par	$5,630
Paid in capital, in excess of par	57,502,960

57,508,590
Undistributed net investment income	828,836
Accumulated net realized loss on investment transactions	(5,426,760)
Net unrealized depreciation on investments	(20,975,693)

Net assets, February 28, 2009	$31,934,973

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($17,508,076 ÷ 3,042,195 shares of beneficial interest issued and outstanding)	$5.76
Maximum sales charge (5.5% of offering price)	.34

Maximum offering price to public	$6.10

Class B
Net asset value, offering price and redemption price per share
($2,651,896 ÷ 476,848 shares of beneficial interest issued and outstanding)	$5.56

Class C
Net asset value, offering price and redemption price per share
($10,879,654 ÷ 1,957,173 shares of beneficial interest issued and outstanding)	$5.56

Class Z
Net asset value, offering price and redemption price per share
($895,347 ÷ 153,686 shares of beneficial interest issued and outstanding)	$5.83

See Notes to Financial Statements.

Dryden Strategic Value Fund	19

Statement of Operations

Year Ended February 28, 2009

Net Investment Income
Income
Dividends	$2,027,568
Interest	206

Total income	2,027,774

Expenses
Management fee	477,621
Distribution fee—Class A	60,581
Distribution fee—Class B	132,525
Distribution fee—Class C	203,729
Transfer agent’s fees and expenses (including affiliated expense of $66,400)	109,000
Registration fees	58,000
Custodian’s fees and expenses	51,000
Reports to shareholders	25,000
Audit fee	21,000
Legal fees and expenses	19,000
Trustees’ fees	14,000
Insurance expenses	1,000
Interest expense (Note 8)	339
Miscellaneous expenses	7,754

Total expenses	1,180,549

Net investment income	847,225

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(5,259,212)
Net change in unrealized appreciation (depreciation) on investments	(27,008,571)

Net loss on investments	(32,267,783)

Net Decrease In Net Assets Resulting From Operations	$(31,420,558)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2009	February 29, 2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$847,225	$810,116
Net realized gain (loss) on investments	(5,259,212)	8,559,175
Net change in unrealized appreciation (depreciation) on investments	(27,008,571)	(17,426,336)

Net decrease in net assets resulting from operations	(31,420,558)	(8,057,045)

Dividends from net investment income (Note 1)
Class A	(195,239)	(225,200)
Class B	—	(322,512)
Class C	—	(232,952)
Class Z	(14,742)	(53,284)

	(209,981)	(833,948)

Distributions from net realized gains
Class A	(1,500,054)	(1,106,728)
Class B	(297,049)	(3,167,538)
Class C	(1,019,732)	(2,293,120)
Class Z	(86,906)	(214,746)

	(2,903,741)	(6,782,132)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,208,851	2,295,582
Net asset value of shares issued in reinvestment of dividends	2,877,695	6,944,157
Cost of shares reacquired	(19,897,549)	(29,267,181)

Net decrease in net assets resulting from Fund share transactions	(11,811,003)	(20,027,442)

Total decrease	(46,345,283)	(35,700,567)

Net Assets
Beginning of year	78,280,256	113,980,823

End of year(a)	$31,934,973	$78,280,256

(a) Includes undistributed net investment income of	$828,836	$199,016

See Notes to Financial Statements.

Dryden Strategic Value Fund	21

Notes to Financial Statements

JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of three series: Jennison Select Growth Fund, Jennison Small Cap Opportunity Fund and Dryden Strategic Value Fund (the “Fund”). These financial statements relate to Dryden Strategic Value Fund. The financial statements of the Jennison Select Growth and Jennison Small Cap Opportunity Fund are not presented herein. The Trust was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund’s sub-advisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security

Dryden Strategic Value Fund	23

Notes to Financial Statements

continued

transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80 of 1% of the Fund’s average daily net assets up to and including $1 billion and .75 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80 of 1% for the year ended February 28, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to ..25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received approximately $6,200 in front-end sales charges resulting from sales of Class A shares for the fiscal year ended February 28, 2009. From these fees, PIMS paid such sales charges to affiliated broker- dealers which in turn paid commissions to sales persons and incurred other distribution costs.

Dryden Strategic Value Fund	25

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received approximately $40, $5,700 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders for the fiscal year ended February 28, 2009.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2009, the Fund incurred approximately $57,600 in total networking fees, of which approximately $32,500 was paid to First Clearing. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2009 aggregated $9,612,115 and $23,751,514, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2009, the adjustments were to decrease undistributed net investment

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income and to decrease accumulated net realized loss on investment transactions by $7,424 due to reclassification of distribution. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended February 28, 2009, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $308,526 from ordinary income and $2,805,196 from long-term capital gains, respectively. For the year ended February 29, 2008, the tax character of dividends and distributions paid on the Statement of Changes in Net Assets were $833,948 from ordinary income and $6,782,132 from long-term capital gains, respectively.

As of February 28, 2009, the accumulated undistributed earnings on a tax basis were $833,652 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$52,589,216	$1,846,936	$(22,842,038)	$(20,995,102)

The difference between the book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal tax purposes, the Fund had a capital loss carryforward as of February 28, 2009 of approximately $1,794,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realized full benefit prior to the expiration date. The Fund elected to treat post-October capital losses of approximately $3,613,000 as having been incurred in the following fiscal year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dryden Strategic Value Fund	27

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Class A	Shares	Amount
Year ended February 28, 2009:
Shares sold	432,091	$4,620,214
Shares issued in reinvestment of dividends	218,729	1,559,540
Shares reacquired	(740,224)	(6,707,032)

Net increase (decrease) in shares outstanding before conversion	(89,404)	(527,278)
Shares issued upon conversion from Class B	1,913,118	21,735,018

Net increase (decrease) in shares outstanding	1,823,714	$21,207,740

Year ended February 29, 2008:
Shares sold	100,208	$1,405,117
Shares issued in reinvestment of dividends	92,757	1,189,133
Shares reacquired	(310,062)	(4,201,286)

Net increase (decrease) in shares outstanding before conversion	(117,097)	(1,607,036)
Shares issued upon conversion from Class B	195,228	2,732,501

Net increase (decrease) in shares outstanding	78,131	$1,125,465

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Class B	Shares	Amount
Year ended February 28, 2009:
Shares sold	31,121	$279,846
Shares issued in reinvestment of dividends	40,231	277,993
Shares reacquired	(729,563)	(7,708,117)

Net increase (decrease) in shares outstanding before conversion	(658,211)	(7,150,278)
Shares redeemed upon conversion into Class A	(1,983,019)	(21,735,018)

Net increase (decrease) in shares outstanding	(2,641,230)	$(28,885,296)

Year ended February 29, 2008:
Shares sold	28,420	$383,055
Shares issued in reinvestment of dividends	255,804	3,190,302
Shares reacquired	(1,065,112)	(14,217,502)

Net increase (decrease) in shares outstanding before conversion	(780,888)	(10,644,145)
Shares redeemed upon conversion into Class A	(201,688)	(2,732,501)

Net increase (decrease) in shares outstanding	(982,576)	$(13,376,646)

Class C
Year ended February 28, 2009:
Shares sold	29,254	$237,997
Shares issued in reinvestment of dividends	136,076	940,286
Shares reacquired	(538,070)	(4,796,430)

Net increase (decrease) in shares outstanding	(372,740)	$(3,618,147)

Year ended February 29, 2008:
Shares sold	26,320	$360,087
Shares issued in reinvestment of dividends	184,652	2,303,435
Shares reacquired	(718,835)	(9,562,226)

Net increase (decrease) in shares outstanding	(507,863)	$(6,898,704)

Class Z
Year ended February 28, 2009:
Shares sold	8,064	$70,794
Shares issued in reinvestment of dividends	13,834	99,876
Shares reacquired	(75,908)	(685,970)

Net increase (decrease) in shares outstanding	(54,010)	$(515,300)

Year ended February 29, 2008:
Shares sold	10,744	$147,323
Shares issued in reinvestment of dividends	20,088	261,287
Shares reacquired	(93,063)	(1,286,167)

Net increase (decrease) in shares outstanding	(62,231)	$(877,557)

Dryden Strategic Value Fund	29

Notes to Financial Statements

continued

Note 7. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .13 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended February 28, 2009. The average daily balance for the 50 days the Fund had loans outstanding during the period was $194,260 at a weighted average interest rate of 1.32%. At February 28, 2009, the Fund did not have an outstanding loan amount.

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Financial Highlights

FEBRUARY 28, 2009	ANNUAL REPORT

Dryden Strategic Value Fund

Financial Highlights

Class A
Year Ended February 28, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.69

Income (loss) from investment operations
Net investment income	.19
Net realized and unrealized gain (loss) on investment transactions	(5.54)

Total from investment operations	(5.35)

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.51)

Total dividends and distributions	(.58)

Net asset value, end of year	$5.76

Total Return(a):	(46.73)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,508
Average net assets (000)	$24,233
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.56%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	1.96%
Portfolio turnover	16%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares through June 30, 2009.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended
February 29, 2008(c)	February 28, 2007(c)	February 28, 2006	February 28, 2005

$14.00	$12.26	$11.45	$10.94

.20	.18	.10	.05
(1.38)	1.71	.71	.46

(1.18)	1.89	0.81	0.51

(.19)	(.15)	—	—
(.94)	—	—	—

(1.13)	(.15)	—	—

$11.69	$14.00	$12.26	$11.45

(9.02)%	15.46%	7.07%	4.66%

$14,247	$15,970	$14,968	$27,279
$16,449	$15,214	$21,585	$28,464

1.27%	1.34%	1.52%	1.49%
1.02%	1.09%	1.27%	1.24%
1.42%	1.34%	.55%	.38%
11%	7%	129%	25%

See Notes to Financial Statements.

Dryden Strategic Value Fund	33

Financial Highlights

continued

Class B
Year Ended February 28, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.30

Income (loss) from investment operations
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investment transactions	(5.32)

Total from investment operations	(5.23)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.51)

Total dividends and distributions	(.51)

Net asset value, end of year	$5.56

Total Return(a):	(47.15)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,652
Average net assets (000)	$13,253
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income (loss)	.85%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended
February 29, 2008(b)	February 28, 2007(b)	February 28, 2006	February 28, 2005

$13.58	$11.89	$11.19	$10.77

.08	.07	(.01)	(.04)
(1.33)	1.67	.71	.46

(1.25)	1.74	0.70	0.42

(.09)	(.05)	—	—
(.94)	—	—	—

(1.03)	(.05)	—	—

$11.30	$13.58	$11.89	$11.19

(9.77)%	14.57%	6.26%	3.90%

$35,243	$55,667	$61,400	$77,548
$47,942	$57,517	$66,815	$79,294

2.02%	2.09%	2.27%	2.24%
1.02%	1.09%	1.27%	1.24%
.63%	.57%	(.10)%	(.37)%

See Notes to Financial Statements.

Dryden Strategic Value Fund	35

Financial Highlights

continued

Class C
Year Ended February 28, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.30

Income (loss) from investment operations
Net investment income (loss)	.10
Net realized and unrealized gain (loss) on investment transactions	(5.33)

Total from investment operations	(5.23)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.51)

Total dividends and distributions	(.51)

Net asset value, end of year	$5.56

Total Return(a):	(47.15)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$10,880
Average net assets (000)	$20,373
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income (loss)	1.09%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended
February 29, 2008(b)	February 28, 2007(b)	February 28, 2006	February 28, 2005

$13.57	$11.89	$11.19	$10.77

.09	.07	(.01)	(.04)
(1.33)	1.66	.71	.46

(1.24)	1.73	0.70	0.42

(.09)	(.05)	—	—
(.94)	—	—	—

(1.03)	(.05)	—	—

$11.30	$13.57	$11.89	$11.19

(9.70)%	14.57%	6.26%	3.90%

$26,334	$38,523	$41,767	$54,256
$34,794	$39,652	$46,540	$56,544

2.02%	2.09%	2.27%	2.24%
1.02%	1.09%	1.27%	1.24%
.63%	.57%	(.10)%	(.37)%

See Notes to Financial Statements.

Dryden Strategic Value Fund	37

Financial Highlights

continued

Class Z
Year Ended February 28, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.82

Income (loss) from investment operations
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	(5.60)

Total from investment operations	(5.39)

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	(.51)

Total dividends and distributions	(.60)

Net asset value, end of year	$5.83

Total Return(a):	(46.59)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$895
Average net assets (000)	$1,845
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.31%
Net investment income	2.08%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended
February 29, 2008(b)	February 28, 2007(b)	February 28, 2006	February 28, 2005

$14.15	$12.39	$11.55	$11.00

.23	.21	.13	.08
(1.39)	1.74	.71	.47

(1.16)	1.95	0.84	0.55

(.23)	(.19)	—	—
(.94)	—	—	—

(1.17)	(.19)	—	—

$11.82	$14.15	$12.39	$11.55

(8.81)%	15.74%	7.27%	5.00%

$2,456	$3,821	$4,499	$6,840
$3,363	$4,011	$5,246	$7,356

1.02%	1.09%	1.27%	1.24%
1.02%	1.09%	1.27%	1.24%
1.62%	1.57%	.89%	.63%

See Notes to Financial Statements.

Dryden Strategic Value Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

JennisonDryden Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Dryden Strategic Value Fund of JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (February 28, 2009) as to the federal tax status of dividends paid. Accordingly, we are advising you that in the fiscal year ended February 28, 2009, the Fund paid dividends from net investment income of $0.067 and $0.087 per share for Class A and Class Z, respectively, and $0.016 per share of short-term capital gains for Class A, Class B, Class C and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.495 per share of long-term capital gains for Class A, Class B, Class C and Class Z shares, respectively.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended February 28, 2009 qualified for the corporate dividend received deduction available to certain corporate taxpayers.

The Fund designates 100% of the ordinary income dividends paid during the fiscal year ended February 28, 2009 as qualified dividend income.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute forms as to federal tax status of the distributions received by you in calendar year 2009.

Dryden Strategic Value Fund	41

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 61	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Strategic Value Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2000; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Director and President since 2003; Robert F. Gunia, Vice President since 1999 and Board Member since 2000.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Dryden Strategic Value Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

( a) Excludes interested Board Members who also serve as President or Vice President.

1 The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2000; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/09
	One Year	Five Year	Since Inception
Class A	–49.66%	–9.94%	–5.25%
Class B	–49.61	–9.76	–5.29
Class C	–47.64	–9.60	–5.29
Class Z	–46.59	–8.68	–4.34

Average Annual Total Returns (Without Sales Charges) as of 2/28/09
	One Year	Five Year	Since Inception
Class A	–46.73%	–8.91%	–4.57%
Class B	–47.15	–9.60	–5.29
Class C	–47.15	–9.60	–5.29
Class Z	–46.59	–8.68	–4.34

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.61%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class Z, 1.31%, after contractual reduction through 6/30/2010.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/01.

The graph compares a $10,000 investment in the Dryden Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2009, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the view/change option at the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of JennisonDryden Opportunity Funds, a Delaware business trust.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MF502E    IFS-A163962    Ed. 04/2009

FEBRUARY 28, 2009	ANNUAL REPORT

Jennison Small Cap Opportunity Fund

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Small Cap Opportunity Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Cap Opportunity Fund

Jennison Small Cap Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Cap Opportunity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 4.71%; Class R, 5.16%; Class Z, 4.41%. Net operating expenses apply to: Class A, 1.50%; Class R, 1.70%; Class Z, 1.20%, after contractual reduction through 6/30/2010.

Cumulative Total Returns as of 2/28/09
Since Inception[1]
Class A	–48.32
Class R	–48.47
Class Z	–48.27
Russell 2000 Index[2]	–47.35
Lipper Small-Cap Core Equity Funds Avg.[3]	–47.86

Average Annual Total Returns[4] as of 3/31/09
Since Inception[1]
Class A	N/A
Class R	N/A
Class Z	N/A
Russell 2000 Index[2]	N/A
Lipper Small-Cap Core Equity Funds Avg.[3]	N/A

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/06/08.

2The Russell 2000® Index shown in the performance data measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

3The Lipper Small-Cap Core Equity Funds Average (Lipper Average) invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

4The average annual total returns take into account applicable sales charges. Class A and Class R shares are subject to an annual distribution and service
(12b-1) fee of up to 0.30% and 1.00%. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. This Fund has been in existence for less than one year and has no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/09
SBA Communications Corp. (Class A), Wireless Telecommunication Services	3.3%
John Wiley & Sons, Inc. (Class A), Media	3.2
PSS World Medical, Inc., Healthcare Providers & Services	2.6
United Natural Foods, Inc., Food & Staples Retailing	2.6
MFA Financial, Inc., Real Estate Investment Trusts	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/09
Healthcare Providers & Services	8.5%
Media	5.1
Diversified Telecommunication Services	4.9
Healthcare Equipment & Supplies	4.8
Machinery	4.3

Industry weightings reflect only long-term investments and are subject to change.

Jennison Small Cap Opportunity Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Small Cap Opportunity Fund Class A shares declined 48.32% for the eight-month reporting period ended February 28, 2009. (The inception of the Fund was June 6, 2008.) The Fund slightly trailed the 47.35% decline of its benchmark, the Russell 2000 Index, and the 47.86% decline of the Lipper Small-Cap Core Equity Funds Average.

Weak stock selection in the healthcare and financials sectors detracted the most from relative return. Stock selection was strong in telecom services, consumer discretionary, and energy.

How is the Fund managed?

Jennison believes that active management through bottom-up fundamental research can help uncover inefficiencies in the small cap asset class. The Fund is managed using a core style that blends both growth and value; however, Jennison does not distinguish stocks in those styles when considering them for the portfolio. A research-intensive approach allows Jennison to build diversified portfolios with stocks in a variety of different industries and sectors. The portfolio managers seek to uncover companies that Jennison believes have attractive valuations and should experience superior earnings growth on an intermediate-term basis. The underlying philosophy is to buy businesses rather than just stocks.

What was the market environment like for small cap stocks?

The Fund’s fiscal period was a difficult time for all equity styles and sectors. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. In September, the U.S. government took over mortgage giants Fannie Mae and Freddie Mac, and the Federal Reserve (the Fed) bailed out American International Group (AIG), one of the world’s largest insurance companies. In that same month, Lehman Brothers Holdings failed and some of its North American businesses were purchased by Barclays Capital Inc., while Merrill Lynch was acquired by Bank of America. Commercial bank Washington Mutual Inc. failed and the bulk of its businesses were sold to J.P. Morgan Chase & Co. Wachovia Corp. also sought a buyer in September and the commercial bank was sold the following month to Wells Fargo & Co. Meanwhile, Goldman Sachs and Morgan Stanley converted to commercial banks in September, signaling the end of the era of traditional investment banking on Wall Street.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Fed presided over efforts to resuscitate credit markets and stabilize the financial system. Toward the end of 2008, financial market liquidity conditions showed some improvement from the panicked conditions of the fall, but

4	Visit our website at www.jennisondryden.com

this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend. The ongoing correction in the housing market, asset deflation, rising unemployment, and sluggish production and consumption increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the economy. U.S. gross domestic product (GDP) in 2008’s fourth quarter declined 6.2%, the sharpest quarterly contraction since 1982. Inflation worries dissipated, as commodity prices fell sharply. Crude oil closed the Fund’s fiscal year around $40.00 per barrel, leading to a five-year low in U.S. gasoline prices. In an effort to stimulate growth, the Federal Open Market Committee (FOMC) lowered the target fed funds rate from 2.25% in March 2008 to a record low of zero to 0.25% in December. Corporations across the globe offered cautious outlooks for 2009. Significant cost-savings plans were announced, including both workforce reductions and cuts in capital expenditures. The incoming Obama administration moved quickly to develop and implement plans designed to revive the U.S. financial system, stimulate economic growth, and support the housing market, including a $787 billion economic stimulus package and a plan to help millions of homeowners refinance their mortgages or avert foreclosure. Treasury Secretary Geithner proposed a plan that would involve private sector investment in troubled assets, enhance efforts to restart investment activity and expand the flow of new lending, and provide banks with additional capital to lend.

Which holdings made the largest positive contribution to the Fund’s return?

The top individual contributor to Fund performance was Centennial Communications Corp., which provides regional wireless and broadband communications services in the United States and Puerto Rico. The company’s stock price appreciated significantly following the November 8 announcement that AT&T was acquiring the company.

Rising gold prices benefitted Fund holding Eldorado Gold Corp. Jennison believes that increasing demand for gold brought about by global financial instability, the introduction of gold-backed ETFs, and declining mine supply make for a bullish scenario. The Manager also believes that the high level of debt in the world economy will likely lead to less faith in currencies, not backed by gold or silver, thus increasing gold’s attractiveness as a monetary substitute. The Manager likes Eldorado’s production and reserves and thinks the stock is attractively priced given its potential earnings growth.

Another positive performer was Foundry Networks, which designs and sells switching and routing products for wired and wireless local area networks, metropolitan area networks, wide area networks, and other infrastructure products worldwide.

Jennison Small Cap Opportunity Fund	5

Strategy and Performance Overview (continued)

Foundry’s stock price increased after it agreed to be acquired by computer storage device company Brocade Communications Systems at a premium of approximately 41% to Foundry’s closing price the day before the deal was announced.

Property and casualty insurance underwriter RLI Corp. also contributed positively to the Fund’s performance. The company’s share price benefited from consistently strong financial results in a challenging economic environment. Jennison believes RLI is a high quality company with a leading property and casualty franchise.

Which holdings detracted the most from the Fund’s return?

StanCorp Financial Group, which provides life and disability insurance as well as asset management services, was the most significant detractor for the period. StanCorp fell due to concerns about fixed income losses in the investment portfolios of life insurance companies. The Manager believes the magnitude of StanCorp’s decline was excessive, as the company’s shares currently trade below book value. Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities. In Jennison’s view, the company’s capital position remains strong and StanCorp continues to generate strong returns within its disability insurance segment.

Century Aluminum, an aluminum production holding company, also contributed negatively to the Fund’s performance. Century’s shares fell as rising world aluminum inventories drove down the price of the commodity. At current levels, much of the world capacity for aluminum is operating below the cost of production. The Manager believes the long-term outlook for the aluminum market is potentially strong, but is concerned about the impact an economic slowdown in Asia could have on intermediate-term global demand. Subsequently, the Manager decided to exit the position.

Sunstone Hotel Investors owns, acquires, sells and renovates primarily luxury and upscale hotels in the United States. Its shares fell steeply due to a decrease in funds from operations. The company also suspended its quarterly dividend in an effort to preserve cash and prevent the company from exceeding its debt limits. While Jennison continues to believe that the company holds a very attractive portfolio of assets, the Manager will be monitoring this holding closely to evaluate Sunstone’s efforts to increase share price for shareholders.

Insight Enterprises also hurt returns. The company provides information technology hardware, software, and services to small- and medium-sized business and public sector clients in over 170 countries. Shares suffered during the year due to

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management decisions and weak financial results. Additional concerns about the company’s liquidity accelerated the sell-off. After speaking with Insight’s management, Jennison remains comfortable with the company’s current financial position and believes that it should continue to generate cash flow, even in a more challenging environment.

Were there significant changes to the portfolio?

During the reporting period there were no significant changes to the portfolio. The Fund is constructed using Jennison’s consistent application of researching specific company fundamentals, or a bottom-up approach to stock selection. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. While Jennison is mindful of broad economic factors, sector and industry allocations are also the result of a fundamental stock selection process.

Jennison Small Cap Opportunity Fund	7

Comments on Five Largest Holdings

3.3%	SBA Communications Corp. (Class A), Wireless Telecommunication Services

SBA Communications leases wireless communications towers to wireless service providers. The Manager likes the company for its ability to generate cash flow and the potential for its earnings over the next two to three years. In Jennison’s opinion, the wireless tower industry represents a strong business model with both solid growth and defensive, or stable, characteristics.

3.2%	John Wiley & Sons, Inc. (Class A), Media

John Wiley & Sons is a global publisher of print and electronic products. Jennison views this holding as relatively defensive within the consumer discretionary sector, because sales in the company’s Scientific, Technical, Medical and Scholarly (STMS) and Higher Education segments remain solid. In addition, advantages from the acquisition of Blackwell have begun to result in substantial cost savings. In Jennison’s view, Wiley should experience modest growth despite the challenging overall economic environment.

2.6%	PSS World Medical, Inc., Healthcare Providers & Services

PSS World Medical distributes medical supplies directly to physician offices and elder care facilities through its network of distribution centers across the U.S. The company implemented strict cost controls that should contribute to higher projected profit margins for the third quarter of the 2009 fiscal year. Jennison believes management will be able to successfully navigate PSSI through the current challenging environment.

2.6%	United Natural Foods, Inc., Food & Staples Retailing

United Natural Foods is a natural and organic food distributor. Jennison believes United Natural’s integration of specialty foods distributor Millbrook, which appears to have overcome earlier hurdles, will allow the company to expand its business with traditional supermarkets and improve operating efficiency over the long term.

2.5%	MFA Financial, Inc., Real Estate Investment Trusts

MFA Financial makes investments in adjustable-rate mortgage-backed securities. The company’s assets consist primarily of mortgage-backed securities guaranteed by an agency of the United States government, other securities rated AAA by Standard & Poor’s, or cash. In addition, the majority of the mortgage-backed securities in MFA’s portfolio are adjustable-rate and hybrid adjustable-rate securities. The company’s goal is to purchase securities that have characteristics that typically produce higher returns.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2008, at the beginning of the period, and held through the six-month period ended February 28, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison Small Cap Opportunity Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Cap Opportunity Fund		Beginning Account Value September 1, 2008*	Ending Account Value February 28, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period**

Class A	Actual	$1,000.00	$545.70	1.50%	$5.75
	Hypothetical	$1,000.00	$1,017.36	1.50%	$7.50

Class R	Actual	$1,000.00	$544.10	1.70%	$6.51
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50

Class Z	Actual	$1,000.00	$545.70	1.20%	$4.60
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2009, and divided by the 365 days in the Fund’s fiscal period ended February 28, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS

Aerospace & Defense 1.4%
3,800	Moog, Inc. (Class A)(a)	$88,350

Air Freight & Logistics 1.2%
6,000	UTi Worldwide, Inc.	73,740

Capital Markets 1.3%
2,900	Eaton Vance Corp.	50,170
4,800	Gladstone Capital Corp.	31,680

		81,850

Chemicals 1.0%
1,200	Airgas, Inc.	36,948
1,600	Arch Chemicals, Inc.	28,768

		65,716

Commercial Banks 3.4%
7,200	Bank of the Ozarks, Inc.	149,400
500	Iberiabank Corp.	21,600
1,800	Prosperity Bancshares, Inc.	45,936

		216,936

Commercial Services & Supplies 3.5%
1,200	Clean Harbors, Inc.(a)	58,296
6,356	Knoll, Inc.	41,950
4,300	Mobile Mini, Inc.(a)	41,925
3,400	Waste Connections, Inc.(a)	81,056

		223,227

Communications Equipment 4.0%
6,100	ADTRAN, Inc.	88,084
3,000	F5 Networks, Inc.(a)(b)	60,000
7,500	Netgear, Inc.(a)	82,875
9,600	Orbcomm, Inc.(a)	19,776

		250,735

Consumer Finance 1.4%
2,900	Alliance Data Systems Corp.(a)(b)	85,840

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	11

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services 1.1%
4,000	Lincoln Educational Services Corp.(a)	$57,360
900	School Specialty, Inc.(a)	12,663

		70,023

Diversified Telecommunication Services 4.9%
4,900	Consolidated Communications Holdings, Inc.	47,383
7,000	Fairpoint Communications, Inc.	13,790
3,800	Iowa Telecommunications Services, Inc.	51,528
6,000	NTELOS Holdings Corp.	115,020
10,400	tw telecom, inc.(a)(b)	83,616

		311,337

Electric Utilities 2.6%
6,500	Cleco Corp.	133,380
2,400	Empire District Electric Co. (The)	33,144

		166,524

Electronic Equipment & Instruments 1.2%
867	Anixter International, Inc.(a)(b)	25,498
400	Insight Enterprises, Inc.(a)	1,052
3,800	Plexus Corp.(a)	48,830

		75,380

Energy Equipment & Services 2.1%
5,400	Complete Production Services, Inc.(a)	16,470
2,900	Dril-Quip, Inc.(a)	60,958
3,100	Pride International, Inc.(a)(b)	53,444

		130,872

Food & Staples Retailing 2.6%
10,800	United Natural Foods, Inc.(a)(b)	160,704

Food Products 2.6%
6,900	B&G Foods, Inc. (Class A)	26,220
4,900	Cosan Ltd. (Class A)(a)	16,415
2,058	Sanderson Farms, Inc.	71,063
1,910	TreeHouse Foods, Inc.(a)(b)	50,978

		164,676

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 4.8%
900	Greatbatch, Inc.(a)(b)	$17,532
1,500	Idexx Laboratories, Inc.(a)(b)	45,150
3,800	Immucor, Inc.(a)(b)	85,272
5,300	Integra LifeSciences Holdings Corp.(a)	138,383
2,300	Natus Medical, Inc.(a)	18,009

		304,346

Healthcare Providers & Services 8.5%
2,800	Air Methods Corp.(a)	46,732
2,420	AMERIGROUP Corp.(a)(b)	59,968
2,300	CardioNet, Inc.(a)	57,500
3,990	Centene Corp.(a)(b)	67,750
1,300	LHC Group, Inc.(a)(b)	25,909
4,500	LifePoint Hospitals, Inc.(a)	94,590
11,200	PSS World Medical, Inc.(a)	161,616
1,200	Psychiatric Solutions, Inc.(a)	20,328

		534,393

Hotels, Restaurants & Leisure 2.2%
6,700	Cheesecake Factory, Inc. (The)(a)(b)	54,538
900	Red Robin Gourmet Burgers, Inc.(a)(b)	12,789
8,400	Texas Roadhouse, Inc. (Class A)(a)(b)	68,880

		136,207

Household Products 1.0%
2,352	Scotts Miracle-Gro Co. (The) (Class A)	65,691

Insurance 4.2%
2,500	Aspen Insurance Holdings Ltd.	54,475
2,600	Montpelier Re Holdings Ltd.	33,020
4,100	Protective Life Corp.	15,498
800	RLI Corp.	39,184
6,100	StanCorp Financial Group, Inc.	109,739
690	United Fire & Casualty Co.	11,702

		263,618

Internet Software & Services 2.5%
3,400	Digital River, Inc.(a)	81,328
600	Equinix, Inc.(a)	27,846

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	13

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d)
2,500	GSI Commerce, Inc.(a)(b)	$27,725
3,800	SAVVIS, Inc.(a)	21,318

		158,217

IT Services 0.8%
1,900	Integral Systems, Inc.(a)	17,347
2,400	Wright Express Corp.(a)	35,136

		52,483

Life Sciences Tools & Services 1.1%
3,700	Kendle International, Inc.(a)(b)	69,190

Machinery 4.3%
3,600	Actuant Corp. (Class A)(b)	37,044
1,000	Graco, Inc.	16,980
4,690	IDEX Corp.	90,611
7,300	RBC Bearings, Inc.(a)(b)	108,916
3,410	Sauer-Danfoss, Inc.	19,949

		273,500

Media 5.1%
900	Cinemark Holdings, Inc.	6,921
9,100	Entravision Communications Corp. (Class A)(a)	3,458
6,400	John Wiley & Sons, Inc. (Class A)	200,896
10,800	Regal Entertainment Group (Class A)	110,592

		321,867

Metals & Mining 1.7%
12,700	Eldorado Gold Corp.(a)	104,775

Multi-Utilities 0.4%
1,100	NorthWestern Corp.	22,539

Oil, Gas & Consumable Fuels 4.2%
900	Alpha Natural Resources, Inc.(a)	16,560
2,900	Bill Barrett Corp.(a)(b)	56,086
4,800	Concho Resources, Inc.(a)	95,760
1,700	Denbury Resources, Inc.(a)(b)	21,896
1,300	Encore Acquisition Co.(a)	26,104
3,700	St. Mary Land & Exploration Co.	50,246

		266,652

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Professional Services 2.6%
3,000	Administaff, Inc.	$58,380
1,200	Huron Consulting Group, Inc.(a)	49,524
3,900	Resources Connection, Inc.(a)	53,625

		161,529

Real Estate Investment Trusts 3.6%
4,400	Gladstone Commercial Corp.	30,932
27,400	MFA Financial, Inc.	157,276
4,400	NorthStar Realty Finance Corp.(b)	8,976
14,359	Sunstone Hotel Investors, Inc.	31,446

		228,630

Real Estate Management & Development 0.1%
5,400	Thomas Properties Group, Inc.	8,046

Road & Rail 1.8%
900	Genesee & Wyoming, Inc. (Class A)(a)	18,801
7,500	Heartland Express, Inc.	92,775

		111,576

Semiconductors & Semiconductor Equipment 3.1%
3,600	ATMI, Inc.(a)	47,880
7,300	Cavium Networks, Inc.(a)(b)	69,423
4,300	Power Integrations, Inc.	78,905

		196,208

Software 3.7%
6,300	Blackbaud, Inc.	64,512
8,700	Commvault Systems, Inc.(a)	95,091
6,595	Quest Software, Inc.(a)	74,524

		234,127

Specialty Retail 0.5%
13,700	Wet Seal, Inc. (The) (Class A)(a)	34,250

Textiles, Apparel & Luxury Goods 2.2%
5,900	Volcom, Inc.(a)	46,964
4,200	Warnaco Group, Inc. (The)(a)(b)	90,930

		137,894

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	15

Portfolio of Investments

as of February 28, 2009 continued

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 0.8%
2,600	OceanFirst Financial Corp.	$24,648
1,100	WSFS Financial Corp.	24,299

		48,947

Trading Companies & Distributors 0.7%
5,700	Interline Brands, Inc.(a)	45,258

Wireless Telecommunication Services 3.3%
9,900	SBA Communications Corp. (Class A)(a)(b)	205,721

	Total long-term investments (cost $9,751,673)	6,151,574

SHORT-TERM INVESTMENT 26.0%

Affiliated Money Market Mutual Fund
1,642,867	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,642,867; includes $1,381,825 of cash collateral received from securities on loan) (Note 3)(c)(d)	1,642,867

	Total Investments 123.5% (cost $11,394,540; Note 5)	7,794,441
	Liabilities in excess of other assets (23.5%)	(1,481,768)

	Net Assets 100.0%	$6,312,673

(a)	Non-income producing security.
(b)	All or a portion of a security is on loan. The aggregate market value of such securities is $1,287,799; cash collateral of $1,381,825 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund–Taxable Money Market Series.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

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The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$7,794,441	—
Level 2—Other Significant Observable Inputs	––	—
Level 3—Significant Unobservable Inputs	—	—

Total	$7,794,441	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

For the period June 6, 2008 (commencement of investment operations) through February 28, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	17

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 21.9% of collateral received for securities on loan)	26.0%
Healthcare Providers & Services	8.5
Media	5.1
Diversified Telecommunication Services	4.9
Healthcare Equipment & Supplies	4.8
Machinery	4.3
Insurance	4.2
Oil, Gas & Consumable Fuels	4.2
Communications Equipment	4.0
Software	3.7
Real Estate Investment Trusts	3.6
Commercial Services & Supplies	3.5
Commercial Banks	3.4
Wireless Telecommunication Services	3.3
Semiconductors & Semiconductor Equipment	3.1
Electric Utilities	2.6
Food & Staples Retailing	2.6
Food Products	2.6
Professional Services	2.6
Internet Software & Services	2.5
Hotels, Restaurants & Leisure	2.2
Textiles, Apparel & Luxury Goods	2.2
Energy Equipment & Services	2.1
Road & Rail	1.8
Metals & Mining	1.7
Aerospace & Defense	1.4
Consumer Finance	1.4
Capital Markets	1.3
Air Freight & Logistics	1.2
Electronic Equipment & Instruments	1.2
Diversified Consumer Services	1.1
Life Sciences Tools & Services	1.1
Chemicals	1.0
Household Products	1.0
IT Services	0.8
Thrifts & Mortgage Finance	0.8
Trading Companies & Distributors	0.7
Specialty Retail	0.5
Multi-Utilities	0.4
Real Estate Management & Development	0.1

123.5
Liabilities in excess of other assets	(23.5)

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2009	ANNUAL REPORT

Jennison Small Cap Opportunity Fund

Statement of Assets and Liabilities

as of February 28, 2009

Assets
Investments at value, including securities on loan of $1,287,799:
Unaffiliated investments (cost $9,751,673)	$6,151,574
Affiliated investments (cost $1,642,867)	1,642,867
Receivable for investments sold	28,452
Receivable for Fund shares sold	12,500
Dividends and interest receivable	5,191
Prepaid expenses	130

Total assets	7,840,714

Liabilities
Payable to broker for collateral for securities on loan	1,381,825
Accrued expenses	105,230
Payable for investments purchased	33,629
Management fee payable	5,492
Payable to custodian	1,614
Distribution fee payable	150
Affiliated transfer agent fee payable	101

Total liabilities	1,528,041

Net Assets	$6,312,673

Net assets were comprised of:
Shares of beneficial interest, at par	$1,231
Paid-in capital in excess of par	11,657,692

11,658,923
Undistributed net investment income	4,070
Accumulated net realized loss on investment transactions	(1,750,221)
Net unrealized depreciation on investments	(3,600,099)

Net assets, February 28, 2009	$6,312,673

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($583,236 ÷ 113,825 shares of beneficial interest issued and outstanding)	$5.12
Maximum sales charge (5.50% of offering price)	0.30

Maximum offering price to public	$5.42

Class R
Net asset value, offering price and redemption price per share ($515 ÷ 100.44 shares of beneficial interest issued and outstanding)	$5.13

Class Z
Net asset value, offering price and redemption price per share ($5,728,922 ÷ 1,117,084 shares of beneficial interest issued and outstanding)	$5.13

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	21

Statement of Operations

For the period June 6, 2008(a) through February 28, 2009

Net Investment Income
Income
Unaffiliated dividend income	$110,400
Affiliated dividend income	9,071
Affiliated income from securities loaned, net	11,005

Total income	130,476

Expenses
Management fee	52,988
Distribution fee—Class A	625
Distribution fee—Class R	3
Registration fees	75,000
Custodian's fees and expenses	40,000
Reports to shareholders	35,000
Legal fees and expenses	25,000
Audit fee	15,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expenses of $280)(Note 3)	2,000
Loan interest expense (Note 7)	40
Miscellaneous	10,303

Total expenses	263,959
Less: expense subsidy (Note 2)	(191,614)

Net expenses	72,345

Net investment income	58,131

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment	(1,750,221)
Net unrealized depreciation on investments	(3,600,099)

Net loss on investments	(5,350,320)

Net Decrease In Net Assets Resulting From Operations	$(5,292,189)

(a)	Commencement of investment operations.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

June 6, 2008* through February 28, 2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$58,131
Net realized loss on investments	(1,750,221)
Net unrealized depreciation on investments	(3,600,099)

Net decrease in net assets resulting from operations	(5,292,189)

Dividends from net investment income (Note 1)
Class A	(1,306)
Class R	(2)
Class Z	(53,096)

(54,404)

Fund share transactions (Note 6)
Net proceeds from shares sold	12,494,864
Net asset value of shares issued in reinvestment of dividends	50,838
Cost of shares reacquired	(886,436)

Net increase in net assets from Fund share transactions	11,659,266

Total increase	6,312,673

Net Assets
Beginning of period	—

End of period	$6,312,673

(a) Includes undistributed net investment income of:	$4,070

*	Commencement of investment operations.

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	23

Notes to Financial Statements

JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Delaware business Trust on January 28, 2000. The Trust currently consists of three series: Jennison Select Growth Fund, Dryden Strategic Value Fund and Jennison Small Cap Opportunity Fund (the “Fund”). These financial statements relate to Jennison Small Cap Opportunity Fund, a diversified Fund. The financial statements of the Jennison Select Growth and Dryden Strategic Value Fund are not presented herein.

The investment objective of the Fund is capital growth. The Fund seeks to achieve its investment objective by normally investing at least 80% of its investable assets in equity and equity-related securities of small, less well-known companies that the investment subadviser believes are relatively undervalued.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the

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factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized

Jennison Small Cap Opportunity Fund	25

Notes to Financial Statements

continued

and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets.

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PI has contractually agreed through June 30, 2010 to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, non-routine expenses and certain other miscellaneous expenses) of each class of shares does not exceed 1.20% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class R shares, pursuant to plans of distribution (the “Class A and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1% and .75 of 1% of the average daily net assets of the Class A and R shares, respectively. PIMS has contractually agreed to limit such expenses to 0.50 of 1% of the average daily net assets of the Class R shares for the period ending June 30, 2010.

PIMS has advised the Fund that it has received approximately $2,200 in front-end sales charges resulting from sales of Class A shares, during the period ended February 28, 2009. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2009, the Fund incurred approximately $130 in total networking fees, of which approximately $50 was paid to First Clearing. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

Jennison Small Cap Opportunity Fund	27

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the period ended February 28, 2009, PIM has been compensated approximately $4,700 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended February 28, 2009, were $15,008,491 and $3,502,726, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and paid-in capital in excess of par. For the period ended February 28, 2009, the adjustments were to increase undistributed net investment income and decrease paid-in capital in excess of par by $343 due to expenses which are nondeductible for tax purposes. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the period ended February 28, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $54,404 from ordinary income.

As of February 28, 2009, the accumulated undistributed earnings on a tax basis was $4,070 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$11,587,275	$30,331	$(3,823,165)	$(3,792,834)

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2009 of approximately $326,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether, the Fund will be able to realize the full benefit prior to the expiration date. The Fund has elected to treat post-October capital losses of approximately $1,231,000 incurred in the four months ended February 28, 2009 as having been incurred in the next fiscal year.

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements.

Note 6. Capital

The Fund capital consists of Class A, Class B, Class C, Class R and Class Z shares. During the period ended February 28, 2009, only Class A, Class R and Class Z shares were being offered. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At February 28, 2009, 82.0% of the shares outstanding were owned by the Manager and its affiliates.

Jennison Small Cap Opportunity Fund	29

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended February 28, 2009:*
Shares sold	180,488	$1,179,059
Shares issued in reinvestment of dividends	209	1,132
Shares reacquired	(66,872)	(427,576)

Net increase (decrease) in shares outstanding	113,825	$752,615

Class R
Period ended February 28, 2009:*
Shares sold	100	$1,000
Shares issued in reinvestment of dividends	—	2
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	100	$1,002

Class Z
Period ended February 28, 2009:*
Shares sold	1,184,777	$11,314,805
Shares issued in reinvestment of dividends	9,137	49,704
Shares reacquired	(76,830)	(458,860)

Net increase (decrease) in shares outstanding	1,117,084	$10,905,649

*	Commenced operations on June 6, 2008.

Note 7. Borrowings

The Fund along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital

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share redemptions. The Fund utilized the line of credit during the period ended February 28, 2009. The average daily balance for the 5 days the Fund had loans outstanding during the period was approximately $268,000 at a weighted average interest rate of 1.07%.

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Jennison Small Cap Opportunity Fund	31

Financial Highlights

	Class A
	June 6, 2008(a) Through February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized loss on investment transactions	(4.88)

Total from investment operations	(4.84)

Less Dividends:
Dividends from net investment income	(.04)

Net asset value, end of period	$5.12

Total Return(b):	(48.43)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$583
Average net assets (000)	$283
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment income	.68%
For Class A, R and Z shares:
Portfolio turnover rate	45	%(f)

(a)	Inception date of Class A shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(d)	The Manager of the Fund has agreed through June 30, 2010 to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, non-routine expenses and other miscellaneous expenses to 1.20% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment loss ratios would be 4.71%, 4.41% and (2.53)%, respectively.
(e)	Annualized
(f)	Not annualized.

See Notes to Financial Statements.

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Class R
June 6, 2008(a) Through February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income	.02
Net realized and unrealized loss on investment transactions	(4.87)

Total from investment operations	(4.85)

Less Dividends:
Dividends from net investment income	(.02)

Net asset value, end of period	$5.13

Total Return(b):	(48.47)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Average net assets (000)	$1
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees(f)	1.70%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment income	.48%

(a)	Inception date of Class R shares.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(d)	The Manager of the Fund has agreed through June 30, 2009 to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, non-routine expenses and other miscellaneous expenses to 1.20% of the average daily net assets of Class R. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment loss ratios would be 4.91%, 4.41% and (2.73)%, respectively.
(e)	Annualized
(f)	The distributor of the Fund has contractually agreed through June 30, 2010 to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

Jennison Small Cap Opportunity Fund	33

Financial Highlights

continued

Class Z
June 6, 2008(a) Through February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized loss on investment transactions	(4.87)

Total from investment operations	(4.82)

Less Dividends:
Dividends from net investment income	(.05)

Net asset value, end of period	$5.13

Total Return(b):	(48.27)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,729
Average net assets (000)	$7,847
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	1.20%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment income	.98%

(a)	Inception date of Class Z shares.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying Portfolio in which the Fund invests.
(d)	The Manager of the Fund has agreed through June 30, 2010 to reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, non-routine expenses and other miscellaneous expenses to 1.20% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment loss ratios would be 4.41%, 4.41% and (2.23)%, respectively.
(e)	Annualized

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

JennisonDryden Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Jennison Small Cap Opportunity Fund of JennisonDryden Opportunity Funds (formerly, Strategic Partners Opportunity Funds) (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2009, and the related statements of operations and changes in net assets, and the financial highlights for the period from June 6, 2008 (commencement of operations) through February 28, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2009, the results of its operations, the changes in its net assets, and its financial highlights for the period from June 6, 2008 (commencement of operations) through February 28, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2009

Jennison Small Cap Opportunity Fund	35

Tax Information

(Unaudited)

We are required by Internal Revenue Code to advise you within 60 days of the Series’ fiscal period end (February 28, 2009) as to the federal tax status of dividends and distributions paid by the Series during such fiscal period. Accordingly, we are advising you in the fiscal period ended February 28, 2009, the Fund paid dividends of $0.04 per share for Class A, $0.02 for Class R shares and $0.05 per share for Class Z shares, from ordinary income, respectively.

We wish to advise you that 100% of the ordinary income dividends paid in the fiscal period ended February 28, 2009 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal period ended February 28, 2009, the Series designates 100% of the ordinary income dividends paid as qualified dividend income.

In January 2010, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2009.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Jennison Small Cap Opportunity Fund

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 61	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

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Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2000; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Director and President since 2003; Robert F. Gunia, Vice President since 1999 and Board Member since 2000.

Jennison Small Cap Opportunity Fund

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During Past Five Years
Position with Fund
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

( a) Excludes interested Board Members who also serve as President or Vice President.

1 The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2000; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Jennison Small Cap Opportunity Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/09
Since Inception
Class A	N/A
Class R	N/A
Class Z	N/A

Average Annual Total Returns (Without Sales Charges) as of 2/28/09
Since Inception
Class A	N/A
Class R	N/A
Class Z	N/A

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 4.71%; Class R, 5.16%; Class Z, 4.41%. Net operating expenses apply to: Class A, 1.50%; Class R, 1.70%; Class Z, 1.20%, after contractual reduction through 6/30/2010.

Visit our website at www.jennisondryden.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: 6/06/08.

The graph compares a $10,000 investment in the Jennison Small Cap Opportunity Fund (Class A shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class A shares (June 6, 2008) and the account values at the end of the current fiscal year (February 28, 2009 as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class R and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and services (12b-1) fee waiver of up to 0.30% for Class A shares through February 28, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index shown in the performance data measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may be used to characterize performance of stock funds. Other Indexes may portray different comparative performance. Investors cannot invest directly in an Index.

Class A shares have a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30%, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). For the period ending June 30, 2010, the Distributor of the Fund has contractually agreed to reduce its distribution and services (12b-1) fees for Class R shares to 0.50 of 1% of the average daily net assets of the Class R shares. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Small Cap Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the view/change option at the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Small Cap Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of JennisonDryden Opportunity Funds, a Delaware business trust.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Cap Opportunity Fund
Share Class	A	R	Z
NASDAQ	JNOAX	JNORX	JNOZX
CUSIP	47629Q104	47629Q401	47629Q500

MF204E    IFS-A163965    Ed. 04/2009

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2009 and February 29, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $62,607 and $41,738, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)		It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)		There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)		(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

		(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

		(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b	)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	JennisonDryden Opportunity Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	April 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	April 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	April 22, 2009

*	Print the name and title of each signing officer under his or her signature.